SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant : X
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 X   Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            ONSITE ENERGY CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

To the Stockholders of Onsite Energy Corporation:



On behalf of Onsite Energy Corporation, a Delaware corporation ("Onsite"), I would like to invite you to attend the 2001 Annual Meeting of the Stockholders of Onsite. The meeting will be held on Thursday, December 6, 2001, at 8:00 a.m. (Pacific Standard Time) at the Grand Pacific Palisades Resort, 5805 Armada Drive, Carlsbad, California 92008.

The accompanying Notice of the Annual Meeting of the Stockholders and Proxy Statement set forth the matters to be considered and acted upon at the meeting. The Proxy Statement contains important information concerning the election of directors, the approval of Onsite's 2001 Equity Incentive Plan and the ratification of Onsite's selection of independent auditors. The Board strongly recommends your approval of these proposals. Additional information about these proposals is included in the accompanying materials, and I urge you to read the same carefully, and to give all of these matters your close attention.

I hope that you will be able to attend the meeting. If you cannot attend the meeting, however, it is important that your shares be represented. Accordingly, I urge you to mark, sign, date and return the enclosed proxy promptly. You may, of course, withdraw your proxy if you attend the meeting and choose to vote in person.

Thank you for your continued commitment to Onsite.


Very truly yours,

ONSITE ENERGY CORPORATION

/s/ RICHARD T. SPERBERG
    --------------------------------------
    Richard T. Sperberg
    President and Chief Executive Officer


October 26, 2001

                            ONSITE ENERGY CORPORATION
                       701 Palomar Airport Road, Suite 200
                               Carlsbad, CA 92009
                                  760/931-2400


                NOTICE OF THE 2001 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On December 6, 2001


NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of the Stockholders of Onsite Energy Corporation, a Delaware corporation ("Onsite"), will be held on Thursday, December 6, 2001, at 8:00 a.m. (Pacific Standard Time). The meeting will be held at the Grand Pacific Palisades Resort, 5805 Armada Drive, Carlsbad, California 92008, for the following purposes, all of which are more completely discussed in the accompanying Proxy Statement:

1. To elect two directors to hold office until the 2003 Annual Meeting of Stockholders and until their successors are elected and qualified;

2.   To approve the adoption of the 2001 Equity Incentive Plan;

3.   To ratify the selection of Swenson Advisors,  LLP, as independent auditors;
     and

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record of Class A Common Stock, Series C Convertible Preferred Stock and Series E Convertible Preferred Stock at the close of business on October 16, 2001, are entitled to notice of and to vote on the above proposals at the 2001 Annual Meeting of the Stockholders.

By Order of the Board of Directors

ONSITE ENERGY CORPORATION

/s/ AUDREY NELSON STUBENBERG
    ----------------------------
    Audrey Nelson Stubenberg
    Secretary


October 26, 2001


YOU ARE CORDIALLY INVITED TO ATTEND ONSITE'S 2001 ANNUAL MEETING OF STOCKHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                                 PROXY STATEMENT
                                       of
                            ONSITE ENERGY CORPORATION
                       701 Palomar Airport Road, Suite 200
                               Carlsbad, CA 92009
                                  760/931-2400


                     Information Concerning the Solicitation

This Proxy Statement is furnished to the stockholders of Onsite Energy Corporation, a Delaware corporation ("Onsite"), in connection with the solicitation of proxies on behalf of Onsite's Board of Directors for use at Onsite's 2001 Annual Meeting of the Stockholders (the "Meeting"), including any adjournments thereof. The Meeting will be held on Thursday, December 6, 2001, at 8:00 a.m. (Pacific Standard Time), at the Grand Pacific Palisades Resort, 5805 Armada Drive, Carlsbad, California 92008. Only stockholders of record on October 16, 2001, are entitled to notice of and to vote at the Meeting.

The proxy solicited hereby (if properly signed and returned to Onsite, and not revoked prior to its use) will be voted at the Meeting in accordance with its instructions. Absent any contrary instructions, each proxy received will be voted "FOR" the nominees for the Board of Directors, "FOR" the adoption of Onsite's 2001 Equity Incentive Plan and "FOR" the ratification of the selection of Swenson Advisors, LLP, as Onsite's independent auditors. Additionally, each proxy received will be voted (at the proxy holders' discretion) on such other matters, if any, that may properly come before the Meeting (including any proposal to adjourn the Meeting).

Any stockholder giving a proxy may revoke it at any time before it is exercised. To revoke a proxy, a stockholder must either (i) file with Onsite written notice of its revocation (addressed to the Secretary, Onsite Energy Corporation, 701 Palomar Airport Road, Suite 200, Carlsbad, CA 92009); (ii) submit a duly executed proxy bearing a later date; or (iii) appear in person at the Meeting and give the Secretary notice of the stockholder's intention to vote in person.

Onsite bears the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials are furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of Onsite's Class A Common Stock. In addition to the solicitation of proxies by mail, some of the officers, directors, employees and agents of Onsite may, without additional compensation, solicit proxies by telephone or personal interview. Onsite bears the cost of these additional solicitations.

A copy of Onsite's Annual Report on Form 10-KSB for the year ended June 30, 2001, accompanies this Proxy Statement and proxy card.

This Proxy Statement and proxy card were first mailed to stockholders on or about October 26, 2001.

                          Record Date and Voting Rights

Onsite is authorized to issue up to 37,999,000 shares of Class A Common Stock, par value $0.001, 1,000 shares of Class B Common Stock, par value $0.001, and 2,000,000 shares of preferred stock, par value $0.001. As of October 18, 2001, 21,574,791 shares of Class A Common Stock were issued and outstanding. No shares of Class B Common Stock, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series D Convertible Preferred Stock are outstanding. In October 2000, Onsite exercised its rights under a Share Repurchase Agreement to repurchase all of the issued and outstanding shares of Series D Convertible Preferred Stock (157,000 shares) for $0.001 per share of Series D Convertible Preferred Stock. Additionally, 649,120 shares of Series C Convertible Preferred Stock and 50,000 shares of Series E Convertible Preferred Stock are outstanding.

Each share of Class A Common Stock is entitled to one vote on all matters submitted for stockholder approval. Each share of Series C Convertible Preferred Stock and Series E Convertible Preferred Stock is entitled to vote on all matters submitted for stockholder approval as if each share was converted into Class A Common Stock. Each share of Series C Convertible Preferred Stock is convertible into five shares of Class A Common Stock and is entitled to the equivalent of five votes on all matters submitted for stockholder approval. Each share of Series E Convertible Preferred Stock is convertible into 100 shares of Class A Common Stock and is entitled to the equivalent of 100 votes on all matters submitted for stockholder approval. The Class A Common Stock, the Series C Convertible Preferred Stock and the Series E Convertible Preferred Stock vote together as one class.

The record date for determination of stockholders of Class A Common Stock, Series C Convertible Preferred Stock and Series E Convertible Preferred Stock entitled to notice of and to vote at the Meeting is October 16, 2001. Onsite's Certificate of Incorporation does not provide for cumulative voting.

A majority of the outstanding shares of Class A Common Stock, Series C Convertible Preferred Stock and Series E Convertible Preferred Stock entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business. The approval of all proposals requires the votes for the proposal to be greater than the number of votes opposing the proposal. Under Delaware law, abstentions and broker non-votes shall be counted for the purpose of determining quorum. Broker non-votes, however, will not be counted for purposes of calculating voting shares, but abstentions will be counted toward calculating voting shares.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

General Information

At the Meeting, stockholders will be asked to elect Messrs. Charles C. McGettigan and Richard T. Sperberg as directors of the second class to serve until the 2003 annual meeting and until their successors are elected and qualified. Under Article III, Section 2 of Onsite's Bylaws, the authorized number of directors is required to be between five and 11, as set by the Board of Directors. The Board has fixed the current number at five.

The Board of Directors is divided into two classes. The first class currently consists of three directors and the second class currently consists of two directors. Each class expires in alternating years. Directors of the first class were elected at the 2000 annual meeting of stockholders (held on January 11, 2001) to hold office for a term scheduled to expire in 2002 and until their successors are elected and qualified. Directors of the second class also were elected at the 2000 annual meeting to hold office for a term scheduled to expire at the Meeting and until their successors are elected and qualified. The directors of the second class elected at the Meeting will hold office for term expiring at the 2003 annual meeting and until their respective successors have been duly elected and qualified.

In October 1997, Onsite entered into a Stock Subscription Agreement with Westar Capital, Inc. (nka Westar Industries, Inc.) ("Westar Industries"), a wholly-owned subsidiary of Western Resources, Inc.. Under the Stock Subscription Agreement, Westar Industries purchased 2,000,000 shares of Onsite Class A Common Stock at $0.50 per share, and 200,000 shares of Onsite Series C Convertible Preferred Stock at $5 per share. Additionally, under the terms of the Stock

Subscription Agreement and related agreements, Westar Industries has the right to elect no less than one director to Onsite's Board of Directors. Since December 1998, Westar Industries has not elected to exercise this right.

Further, Westar Industries entered into a Stockholders Agreement with certain principal stockholders of Onsite that held, in the aggregate with Westar Industries, more than 50% of the voting stock of Onsite. Under the terms of the Stockholders Agreement, (i) Westar Industries currently has the right to nominate a number of directors equal to the number of directors that Westar Industries would have the ability to elect if Onsite utilized cumulative voting (and without regard to classes of directors) less one (but not less than one director) and the principal stockholders to the Stockholders Agreement have agreed to vote for Westar Industries' nominees; and (ii) Westar Industries has agreed to vote for the remaining nominees selected by Onsite's Nominating Committee. Additionally, under the Certificate of Designations for the Series C Convertible Preferred Stock if, at any time, four or more quarterly dividends, whether or not consecutive, on the Series C Convertible Preferred Stock are in default, Westar Industries, as the holder of the Series C Convertible Preferred Stock, is entitled to elect the smallest number of directors as would constitute a majority of the Board of Directors. While Onsite has been unable to pay four quarterly dividends, as of the date of this Proxy Statement Westar Industries has not exercised its right to elect a majority of the Board of Directors.

As discussed above, Westar Industries has not elected to exercise its right to designate a director and thus with the current number of directors fixed at five, one vacancy currently exists on the Board.

Unless authority is withheld, the enclosed proxy will be voted FOR the above nominees. In the event that any nominee should unexpectedly decline or be unavailable to act as a director, the enclosed proxy may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees will become unavailable, and has no present intention to nominate any person in addition to, or in lieu of, the nominees.

The Board of Directors held eight meetings during the last fiscal year. Both of the nominees for director attended at least 75% of all meetings of the Board of Directors and meetings of committees on which they serve or served.

Committees of the Board of Directors

During the 2001 fiscal year, Messrs. McGettigan and H. Tate Holt comprised the Audit Committee; Messrs. McGettigan and Holt comprised the Compensation Committee; and Messrs. McGettigan, Sperberg and S. Lynn Sutcliffe (until his resignation as a director in September 2000) comprised the Nominating Committee. Mr. McGettigan has served as the Chairman of the Board since December 1994.

The Audit Committee, comprised of two non-employee directors (Messrs. McGettigan and Holt), reviews Onsite's internal accounting procedures, consults with and reviews the services provided by Onsite's independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. A copy of the Audit Committee's Charter is attached as Appendix A. The Compensation Committee administers Onsite's 1993 Stock Option Plan, and upon approval by the stockholders at the Meeting of Onsite's 2001 Equity Incentive Plan, also will administer the 2001 Equity Incentive Plan, and approves certain employees' compensation. The Nominating Committee acts as the selection committee to nominate candidates for election to the Board of Directors. The Nominating Committee will consider nominees recommended by stockholders provided the information required by Item 401 of Regulation S-B for any stockholder nominee is received by Onsite, addressed to Onsite's Secretary, Audrey Nelson Stubenberg, no later than June 28, 2002.

Report of the Audit Committee

The Audit Committee reviews Onsite's internal accounting procedures, consults with and reviews the services provided by Onsite's independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

The Committee discussed with the independent auditors the auditors' independence from the management of Onsite, and received an oral report but has not received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

After  the  review  and  discussions   mentioned   above,  the  Audit  Committee
recommended to the Board that the audited financial statement be included in Onsite's Annual Report on Form 10-KSB.

Respectfully submitted,

Onsite Energy Corporation Audit Committee

Charles C. McGettigan
H. Tate Holt


Directors Nominated for Election

The following table sets forth certain business information for the last five years about the individuals nominated by the Board of Directors for election at the Meeting (Messrs. McGettigan and Sperberg):

         Nominee              Age     Director Since
-------------------------- -------- ------------------

 Charles C. McGettigan        56           1993

 Richard T. Sperberg          50           1982 (1)


-------------------------------------
(1) Includes time of service with Onsite Energy Corporation, a California corporation and predecessor to Onsite ("Onsite-Cal").

Background of Nominees

Charles C. McGettigan. Mr. McGettigan has been a director of Onsite since its inception in 1993, and began serving as the Chairman of the Board in December 1994. He was a founding partner in 1991 and is a general partner of Proactive Investment Managers, L.P., which is the general partner of Proactive Partners, L.P., a merchant banking fund. Mr. McGettigan co-founded McGettigan, Wick & Co., Inc., an investment banking firm, in 1988. He currently serves on the Boards of Directors of Cuisine Solutions, Inc., Modtech, Inc., PMR Corporation, Sonex Research, Inc., and Tanknology - NDE Corporation. Mr. McGettigan is a graduate of Georgetown University and received his Master of Business Administration from the Wharton School of the University of Pennsylvania.

Richard T. Sperberg. Mr. Sperberg has been a director and the Chief Executive Officer of Onsite since its inception, and also served as Onsite's President from its inception through October 1998, and was re-elected President in June 2000. Mr. Sperberg served as Onsite's Chief Financial Officer from May 1997 through July 1998. In 1982, Mr. Sperberg co-founded Onsite-Cal, and served as President, Chief Executive Officer and a director until February 1994, when Onsite-Cal and Western Energy Management, Inc. ("WEM"), reorganized into Onsite Energy Corporation. Mr. Sperberg has been involved in project and executive management responsible for energy efficiency, advanced energy technologies, alternative energy and cogeneration projects for over 23 years, with specific management experience with Onsite, the Gas Research Institute, and the U.S. Department of Energy. Mr. Sperberg previously served as the President, and served on the Boards of Directors, of the American Cogeneration Association and the San Diego Cogeneration Association, currently serves as a director of the National Association of Energy Service Companies ("NAESCO"), and served as the President of NAESCO from 1997 to 1999. He holds a Masters of Science in Nuclear Engineering from the University of California, Los Angeles, and a Bachelor of Science in Nuclear Engineering from the University of California, Santa Barbara.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE NOMINEES IN THE ELECTION OF DIRECTORS.


                                 PROPOSAL NO. 2

                      APPROVAL OF ONSITE ENERGY CORPORATION
                           2001 EQUITY INCENTIVE PLAN


Effective September 26, 2001, subject to stockholder approval, the Board of Directors approved the Onsite Energy Corporation 2001 Equity Incentive Plan (the "2001 Plan"), a copy of which is attached hereto as Appendix B. Thus the stockholders are being asked to approve the adoption of the 2001 Plan, which will supplement Onsite's existing option grants that have been made under Onsite's 1993 Stock Option Plan, as amended and restated (the "1993 Plan"). The 2001 Plan will become effective immediately upon stockholder approval. It is anticipated that if approved by the stockholders, the 2001 Plan will be used going forward in lieu of option grants pursuant to the 1993 Plan.

The Board of Directors believes that stock options have proven to be an important component of Onsite's overall compensation and incentive strategy for employees, directors, officers and consultants, and believes an equity incentive program will continue to be effective for these purposes. Onsite is committed to broad-based participation in the equity incentive program by employees at all levels and by directors, officers and consultants. Onsite believes that the equity incentive program is important in order to maintain Onsite's culture, employee motivation, and continued success.

Description of the 2001 Plan

     Structure. The 2001 Plan allows for the grant of options, restricted stock, stock appreciation rights and stock bonuses to eligible individuals in Onsite's employ or service as directors, officers or consultants, at the discretion of the Plan Administrator. The principal features of the 2001 Plan are described below.

     Administration. The Compensation Committee of the Board of Directors will serve as the Plan Administrator with respect to the 2001 Plan. The term "Plan Administrator" as used in this summary means the Compensation Committee and any other appointed committee acting within the scope of its administrative authority under the 2001 Plan. The Plan Administrator has the authority to interpret the 2001 Plan and the rights underlying any grants or awards made subject to the 2001 Plan. Any decision or action of the Plan Administrator in connection with the 2001 Plan is final and binding. No member of the subject committee shall be liable for any action, excepting willful misconduct and gross negligence, arising out of or related to the 2001 Plan provided the committee member was acting in good faith and for a purpose believed to have been in the best interests of Onsite or its subsidiaries.

     Eligibility. Employees, directors, officers and consultants in the service of Onsite or any subsidiary (whether now existing or subsequently established) are eligible to participate in the 2001 Plan. Eligible persons include, in the case of an incentive stock option, employees of Onsite or a subsidiary, and in the case of non-qualified stock options, restricted stock, stock appreciation rights and stock bonuses, employees, directors, officers and consultants of Onsite or a subsidiary. Determinations as to eligibility shall be made by the Plan Administrator.

     Share Reserve. The 2001 Plan will be funded with 2,000,000 shares of Class A Common Stock reserved for issuance under the 2001 Plan. The shares issuable under the 2001 Plan may be made available either from Onsite's authorized but unissued Class A Common Stock or from Class A Common Stock reacquired by Onsite, including shares purchased in the open market. In addition, shares subject to any outstanding awards under the 2001 Plan that expire or terminate prior to exercise will be available for subsequent issuance.

     Valuation. For purposes of establishing the exercise or purchase price and for all other valuation purposes under the 2001 Plan, the fair market value per share of Class A Common Stock on any relevant date under the 2001 Plan is a function of the closing bid and ask price per share of Class A Common Stock on that date, as such price is furnished by the NASDAQ OTC Bulletin Board. As of October 15, 2001, the fair market value as furnished by the NASDAQ OTC Bulletin Board was $0.11.

     Terms and Conditions of Option Grants. The 2001 Plan provides for both discretionary and non-discretionary grants of options. Non-employee directors of Onsite automatically shall be granted options to purchase 25,000 shares of stock on (i) the date he or she becomes a director; and (ii) each anniversary date of the date he or she became a director. The exercise price of such options shall be the fair market value on such date. The options shall have a 10 year term.

In addition, the Plan Administrator may, in its absolute discretion, grant options under the 2001 Plan at any time and from time to time before the expiration of 10 years from the effective date to officers, directors, employees and consultants of Onsite and its subsidiaries. The options granted under the 2001 Plan will be evidenced by an award agreement, which will expressly identify the option as an incentive stock option or a non-qualified stock option. The Plan Administrator shall specify the grant date, exercise price, and terms and conditions for the exercise of the options. No option under the 2001 Plan shall terminate later than 10 years after the date of grant subject to the following provision. In the case of an incentive stock option when the optionee owns more than 10% of the total combined voting power of all classes of stock, the option shall expire not later than five years after the date of grant. The maximum number of shares subject to options that can be granted under the 2001 Plan during any calendar year to an individual is 500,000 shares. Stockholder approval of this PROPOSAL NO. 2 will also constitute approval of that limit for purposes of Internal Revenue Code Section 162(m).

     Exercise of the Option. Options may be exercised by delivery to Onsite of a written notice of exercise together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be 100% of the fair market value of the shares on the date of grant. The exercise price of any incentive stock option granted to a 10% stockholder will not be less than 110% of the fair market value of the shares on the date of grant. Payment for shares purchased pursuant to the 2001 Plan may be made in cash or, where approved by the Plan Administrator, in any of the following manners:

At the discretion of the Plan Administrator, payment may be made by cancellation of indebtedness, by surrender of shares of Onsite owned by the participant for more than six months or that were obtained by the participant on the open market, by promissory note, by a "same day sale" commitment from the participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD dealer"), and by a "margin" commitment from the optionee and an NASD dealer. At the discretion of the Plan Administrator, payment also may be made by "immaculate cashless exercise" in which the optionee exercises by forfeiting the option shares at their exercise price, or may also be made by a loan guaranteed by Onsite.

     Reload Option. The Plan Administrator may, in its discretion, grant a participant a reload option. A participant with a reload option who pays for his or her stock in whole or in part with stock owned by the participant may be granted another option to purchase the number of shares tendered at a price no less than fair market value of the shares at the date the additional option is granted. The purpose of the reload option is to encourage insiders to own stock in Onsite.

     Transferability of Options. No option shall be transferable other than by will or by the laws of descent and distribution, and during the lifetime of the participant, only the participant, his guardian or legal representative may exercise an option. The Plan Administrator may provide for transfer of an option (other than an incentive stock option) without payment of consideration to designated family members and certain other entities specified in the 2001 Plan. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to Onsite of a written stock option assignment request.

     Termination of Services. If a participant's employment is terminated, or a participant's services as a director or consultant cease, vested stock options may be exercised at any time within three months after the date of such termination, but in no event after the termination of the option as specified in the award agreement. If an employee continues service to Onsite after termination of employment, the employee need not exercise the option within three months of termination of employment, but may exercise within three months of termination of his or her continuing service as a consultant, advisor or work performed in a similar capacity, but if the options held are incentive stock options and the employee exercises after three months of termination of employment, the options will not be treated as incentive stock options.

     Death or Permanent Disability. If a participant becomes permanently and totally disabled or dies while employed by Onsite or its subsidiary, or while rendering services as a director or consultant, vested stock options may be exercised by the participant, by the participant's personal representative or by the person to whom the option is transferred by will or the laws of descent and distribution at any time within one year after the disability or death, but in no event after the expiration of the option as set forth in the award agreement.

     Suspension or Cancellation of Options. If the Plan Administrator reasonably believes that a participant has committed an act of misconduct, the Plan Administrator may suspend the participant's right to exercise any option pending a final determination by the Plan Administrator. If the Plan Administrator determines a participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to Onsite, breach of fiduciary duty or deliberate disregard of Onsite's rules, or if a participant makes an unauthorized disclosure of any company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any of Onsite's customers or contracting parties to breach a contract with Onsite, or induces any principal for whom Onsite acts as an agent to terminate such agency relationship, neither the participant nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Plan Administrator shall act fairly and in good faith, and shall give the participant an opportunity to appear and present evidence on the participant's behalf at a hearing before the Plan Administrator. The determination of the Plan Administrator shall be final and conclusive unless overruled by the Board.

     Restricted Stock Awards. The Plan Administrator shall determine all terms and conditions of the restricted stock award subject to the following: The offer of an award of restricted stock shall be accepted by the participant's execution and delivery of the award agreement and full payment for the shares to Onsite within 30 days from the date the award agreement is delivered to the person. The purchase price will be at least 85% of the fair market value of the shares on the date the restricted stock award is granted. Upon the grant of restricted shares, a stock certificate representing the number of shares granted shall be registered in the participant's name and shall be held in custody by Onsite or a bank selected by the Plan Administrator for the participant's account. Following such registration, the participant shall have the rights and privileges of a stockholder as to such restricted stock. All shares of restricted stock that have not vested shall be forfeited without further obligation on the part of Onsite unless the participant remains an employee of Onsite or its subsidiary until the termination or expiration of the restrictive period. If the participant paid any amount for the forfeited shares, Onsite shall pay the participant the lesser of the fair market value of the shares on the date they are forfeited or the amount paid by the participant. Unless the Plan Administrator provides otherwise, no grant of restricted shares may be assigned, encumbered or transferred except in the event of death, or by will or the laws of descent and distribution.

     Stock Bonuses. A stock bonus may be awarded pursuant to an award agreement and will comply with the terms of the 2001 Plan. The Plan Administrator shall determine the number shares to be awarded to each participant and whether such shares will be restricted stock. If the stock bonus is being earned upon the satisfaction of a performance goal, the Plan Administrator shall determine the proper award. The Plan Administrator may adjust the performance goals applicable to the stock bonuses to account for changed circumstances as the Plan Administrator deems necessary. The earned portion of a stock bonus may be paid currently or on a deferred basis. Payment may be in cash, whole shares, including restricted stock, or a combination thereof, either in a lump sum payment or in installments as the Plan Administrator determines.

     Stock Appreciation Rights. A stock appreciation right ("SAR") may be awarded pursuant to an award agreement and shall be based upon such factors as the Plan Administrator may determine. The Plan Administrator will determine the time period during which a SAR may be exercised, but such period may not commence until six months after the date of grant. The maximum number of shares subject to SARs that can be granted under the 2001 Plan during any calendar year to any individual is 500,000 shares. Exercise of the right shall be by written notice and entitles the participant to receive a number of shares, cash or a combination thereof. The number of shares that may be issued upon exercise of the SARs shall be determined by dividing the number of shares as to which the SAR is exercised multiplied by the amount by which the fair market value of a share on the exercise date exceeds the fair market value of a share on the date of grant of the SAR, by the fair market value of a share on the exercise date; provided, however, that the Plan Administrator may, in its sole discretion, pay cash in lieu of shares. No SAR may be transferred other than by will or the laws of descent and distribution, and during the lifetime of the participant, only to individuals and entities as specified in the 2001 Plan. Assignment shall be by written request, and the terms applicable to assigned SARs remain the same as those in effect for the award immediately before the assignment.

General Provisions

     Dissolution, Liquidation or Merger; Change of Control. In the event of an occurrence after which Onsite no longer survives as an entity, the Plan Administrator may, in its discretion, cancel each outstanding award upon payment of adequate consideration as specified in the 2001 Plan. The Plan Administrator also may accelerate the time within which each outstanding award may be exercised. After a merger, consolidation, combination or reorganization in which

Onsite is the survivor, the Plan Administrator shall determine any appropriate adjustments to outstanding awards.

In the event a change of control of Onsite as defined in the 2001 Plan occurs, then all outstanding options shall fully vest immediately upon Onsite's public announcement of such a change. A change of control generally occurs when one transaction or related series of transactions results in the issuance of 35% of voting securities, Onsite is acquired in some form of merger or consolidation in which Onsite does not survive, or when substantially all the assets of Onsite are sold. The acceleration of vesting in the event of a change in the ownership or control of Onsite may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of Onsite.

     Changes in Capitalization. In the event any change is made to the outstanding shares of Class A Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without Onsite's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2001 Plan; and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding award in order to prevent the dilution or enlargement of benefits thereunder.

     Special Tax Election. The Plan Administrator may, in its discretion, provide one or more holders of outstanding awards under the 2001 Plan with the right to have Onsite withhold a portion of the shares of Class A Common Stock otherwise issuable to such individuals in satisfaction of the income and employment withholding taxes to which they become subject in connection with the exercise of those awards. Alternatively, the Plan Administrator may allow such individuals to deliver existing shares of Class A Common Stock in satisfaction of such withholding tax liability.

     Stockholder Rights. No recipient of an award will have any stockholder rights with respect to the awards until such recipient has exercised the award and paid the exercise price for the purchased shares.

     Amendment and Termination. The Board of Directors may amend, suspend or terminate the 2001 Plan at any time and for any reason, but no amendment, suspension or termination shall be made that would impair the right of any person under any outstanding awards without such person's consent not unreasonably withheld. Further, the Board of Directors may, in its discretion, determine that any amendment should be effective only if approved by the stockholders even if such approval is not expressly required by the 2001 Plan or by law.

Unless sooner terminated by the Board of Directors, the 2001 Plan will in all events terminate on September 26, 2011. Any awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such awards.

     Predecessor Option Agreements. All outstanding options under predecessor option agreements continue to be governed solely by the terms of the documents evidencing such options, and no provisions of the 2001 Plan affect or otherwise modify the rights or obligations of the holders of those options.

     Securities Laws. No award shall be effective unless made in compliance with all federal and state securities laws, rules and regulations, and in compliance with any rules on any exchange on which shares are quoted.

     Other Provisions. The award agreements may contain such other terms, provisions and conditions not inconsistent with the 2001 Plan as may be determined by the Board of Directors or the Plan Administrator.

Federal Income Tax Consequences of Awards Under the 2001 Plan

     Options. Options granted under the 2001 Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified stock options that are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying; and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (A) the amount realized upon the sale or other disposition of the purchased shares over (B) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (A) the fair market value of the shares on the exercise date over (B) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

If the optionee makes a disqualifying disposition of the purchased shares, then Onsite will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will Onsite be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Qualified Stock Options. No taxable income is recognized by an optionee upon the grant of a non-qualified stock option. The optionee will, in general, recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-qualified stock option are unvested and subject to forfeiture in the event of the optionee's termination of service, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when Onsite's forfeiture lapses, an amount equal to the excess of (A) the fair market value of the shares on the date the forfeiture to Onsite lapses over (B) the exercise price paid for the shares. The optionee may, however, within 30 days of exercise elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of
(A) the fair market value of the purchased shares on the exercise date over (B) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the forfeiture lapses.

Onsite will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified stock option. The deduction will in general be allowed for the taxable year of Onsite in which such ordinary income is recognized by the optionee.

     Restricted Stock Awards. The employee receives no taxable income upon the receipt of a restricted stock award. The employee is taxed at the time the restrictions lapse with the amount of such tax being based on the fair market value of the shares of the stock at such time less the purchase price for the shares. As an alternative, the Internal Revenue Service allows employees, at their option, to make an election to include the value of the restricted stock award in income in the year in which the shares are allocated to the employee. In the event an employee makes such an election, a Section 83(b) election must be filed within 30 days of the shares being allocated to them. Under Section 83(b) an electing employee will realize ordinary income, at the time of the election, equal to the fair market value of the shares of stock on the date of receipt less the purchase price for the shares. As a result, when the shares of restricted stock vest, there is no additional taxable income. When the shares are subsequently sold, any gain or loss, based on the amount previously reported as income, will be a capital gain or loss. If an employee who has made a Section 83(b) election subsequently forfeits the shares, the employee will not be entitled to any deductions; however, he may be entitled to realize a loss. Onsite recognizes a deduction for income tax purposes at the time the employee recognizes income.

     Stock Bonus Award. The issuance of the stock in accordance with the awards will constitute ordinary income to the recipient in the amount of the fair market value of the stock. If the shares are subject to a substantial risk of forfeiture, recognition of ordinary income will not occur until the risk of forfeiture is removed or expires. The recipient may make a Section 83(b) election within 30 days of receipt and accelerate the recognition of income to the year received rather than the year the risk of forfeiture is removed or expires. Onsite will receive a deduction for the same amount recognized by the individual in the year such income is recognized by the individual.

     Stock Appreciation Rights. The grant of an SAR is not expected to result in any taxable income for the recipient. Upon exercising an SAR, the amount of any cash received and the fair market value on the exercise date of any shares of Class A Common Stock received are taxable to the recipient as ordinary income and is deductible by Onsite.

     Withholding Taxes. Onsite is entitled to take appropriate measures to withhold from the shares of Class A Common Stock, or to otherwise obtain from the recipients, sufficient sums in cash, check or shares of stock as the Plan Administrator deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the Class A Common Stock or cash to the recipient.

Deductibility of Executive Compensation

Onsite anticipates that any compensation deemed paid by it in connection with any awards issued under the 2001 Plan, including disqualifying dispositions of incentive stock option shares or exercises of non-qualified stock options, will qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code and will not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain executive officers of Onsite. Accordingly, all compensation deemed paid with respect to those awards will remain deductible by Onsite without limitation under Section 162(m).

Accounting Treatment

Award grants with an exercise or purchase price per share equal to 100% of the fair market value of the shares at the time of grant will not result in any direct charge to Onsite's earnings. However, the fair value of those awards must be disclosed in the notes to Onsite's financial statements in the form of pro-forma statements to those financial statements, which demonstrates the impact those awards would have upon Onsite's reported earnings were the value of those awards at the time of grant treated as compensation expense. In addition, the number of outstanding awards may be a factor in determining Onsite's earnings per share on a diluted basis.

On March 31, 2000, the Financial Accounting Standards Board issued Interpretation No. 44 ("FIN 44"), clarifying APB Opinion 25, "Accounting for Stock Issued to Employees." FIN 44 provides an interpretation of APB Opinion 25 on accounting for employee stock compensation and describes its application to certain transactions. It applies on a prospective basis to events occurring after July 1, 2000, except for certain transactions involving awards granted to non-employees, repriced fixed options and modifications to add reload option features, which apply to awards granted after December 31, 1998. FIN 44 clarifies the following:

o    the definition of an employee for purposes of applying APB Opinion No. 25;
o the criteria for determining whether a plan qualifies as a noncompensatory plan;
o the accounting consequences of various modifications to the terms of the previously fixed stock options; and
o the accounting for an exchange of stock compensation awards in a business combination.

The following is an example of the application of FIN 44: Award grants made to non-employee consultants (but not non-employee Board members) will result in a direct charge to Onsite's reported earnings based upon the fair value of the award measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying award shares (if vesting applies). Such charge will accordingly include the appreciation in the value of the award shares over the period between the grant date of the award and the vesting date of each installment of the award shares (if vesting applies).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ONSITE ENERGY CORPORATION 2001 EQUITY INCENTIVE PLAN.


                                 PROPOSAL NO. 3

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

On October 15, 2001, Onsite engaged the accounting firm of Swenson Advisors, LLP ("Swenson"), as Onsite's independent certifying accountants for the remainder of fiscal year ending June 30, 2002. Onsite's previous independent public accountants, Hein + Associates LLP ("Hein"), served from July 1995 to October 2001. The Board of Directors reserves the right each year to seek competitive bids for Onsite's annual audit in a continuing effort by both the Board and management to look for ways to reduce costs. As a result, the Board sought competitive bids for the fiscal year 2002 audit, and based on a review of several accounting firms, selected Swenson, which has public company auditing experience.

Onsite's decision to engage Swenson over Hein was recommended by the Audit Committee and approved by the Board of Directors. As independent auditors, Swenson will audit the financial statements for the fiscal year ending June 30, 2002. Please see discussion under OTHER MATTERS, Relationship with Independent Accountants below for additional information.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS.

                        DIRECTORS AND EXECUTIVE OFFICERS

Current Directors

The following table sets forth certain business information for the last five years with respect to the persons currently serving as directors of Onsite (including those whose terms expire at the Meeting (Messrs. McGettigan and Sperberg) and those whose terms do not expire until the next annual meeting of stockholders in 2002 (Messrs. Holt and Mazanec)).

       Directors                              Age               Director Since
     -----------------------                 -----              ---------------

     Charles C. McGettigan                    56                     1993

     H. Tate Holt                             49                     1994

     Richard T. Sperberg                      50                     1982 (1)

     Frank J. Mazanec                         53                     2000


-----------------------------------------------
(1)  Includes time of service with Onsite-Cal.

Background of Current Directors

For the backgrounds of Messrs. McGettigan and Sperberg, see Directors Nominated for Election above.

H. Tate Holt. Mr. Holt has been a director of Onsite since May 1994. Since December 2000, Mr. Holt has served as the President and Chief Executive Officer of dvGarage, a digital media company. Prior to joining dvGarage, from June 1999 through 2000 Mr. Holt served as the President and Chief Executive Officer of Newstar Ltd., a development stage company seeking to market meter reading services via satellite. From July 1990 through August 1999, Mr. Holt was the President of Holt & Associates, a corporate growth management consulting firm. In his position with Holt & Associates, Mr. Holt assisted small and medium-sized clients in developing and achieving aggressive growth targets. Mr. Holt currently serves on the Board of Directors of AremisSoft Corporation. He is the author of the book "The Business Doc - Prescriptions for Growth." Mr. Holt holds an A.B. from Indiana University.

Frank J. Mazanec. Mr. Mazanec has served as a director of Onsite since August 2000. Mr. Mazanec has been employed by Onsite and its predecessor, Onsite-Cal, since 1991. Mr. Mazanec is a licensed professional engineer in Colorado, and currently serves as Senior Vice President of Onsite responsible for business development. For over 20 years, he has developed and managed over $100,000,000 in energy generation, waste management and environmental projects. Mr. Mazanec has a Bachelor of Science in Civil Engineering from the University of Vermont, a Bachelor of Science in Economics and Finance from Fairleigh Dickinson University, and a Master of Business Administration from the University of Southern California.

Executive Officers

The following table sets forth certain business information for the last five years with respect to the current executive officers of Onsite.


              Name                           Positions with Onsite                Age          Office Held Since
--------------------------           --------------------------------------       ----         -----------------

  Richard T. Sperberg                 President and Chief Executive Officer        50                1982 (1)

  Paul E. Blevins                     Chief Financial Officer                      42                2001

  Frank J. Mazanec                    Senior Vice President                        53                1992 (1)

  Keith G. Davidson                   Senior Vice President                        50                1994 (2)

  Elizabeth T. Lowe                   Vice President                               38                1997

  Bruce A. Hedman                     Vice President                               51                1998

  Gregory E. Maynard                  Vice President                               54                2001

  Shiv Desai                          Vice President                               45                2001

  Audrey Nelson Stubenberg            Secretary/General Counsel                    38                1998


----------------------------------
(1) Includes time of service with Onsite-Cal and, for Mr. Mazanec, service as Vice President of Onsite.
(2)  Includes time of service as Vice President of Onsite.

Executive officers are elected periodically by the Board of Directors and serve at the pleasure of the Board. No family relationship exists between any of the officers or directors.

Background of Executive Officers

For the business background of Mr. Sperberg, see Directors Nominated for Election above. For the business background of Mr. Mazanec, see Background of Current Directors above.

Paul E. Blevins. Mr. Blevins joined Onsite in March 2001 as Chief Financial Officer, and has over 14 years of experience serving in senior financial and operating management positions with growth-oriented technology based firms. He has experience with public reporting and has assisted several companies during transition and growth periods. Prior joining Onsite, from 1994 to 2000, Mr. Blevins served as Vice President and Chief Financial Officer for Space Electronics Inc. ("SEI"), a semiconductor manufacturing company. His responsibilities included executive management of SEI's financial and manufacturing functions, as well as day-to-day operating responsibility for two of SEI's three operating business units. Mr. Blevins is a Certified Public Accountant and holds an A.B. in economics with honors from Stanford University.

Keith G. Davidson. Mr. Davidson has been a Vice President of Onsite since 1994, and currently serves both as Senior Vice President of Onsite and as President and Chief Executive Officer of Energy Nexus Group, Inc. ("Energy Nexus"), Onsite's wholly-owned subsidiary that performs professional consulting services.

Mr. Davidson has over 25 years of diversified management experience in energy and environmental technology, product commercialization and market development. Mr. Davidson was past President of the American Cogeneration Association, and a member of the American Society of Heating, Refrigerating and Air Conditioning Engineers ("ASHRAE"), and previously served as the co-Chairman of CADER. He is the recipient of several industry honors, including the Association of Energy Engineers' Cogeneration Professional of the Year and the American Gas Association's Industrial and Commercial Hall of Flame. Mr. Davidson earned a Bachelor of Science in Mechanical Engineering from the University of Missouri and a Master of Science in Mechanical Engineering from Stanford University.

Elizabeth T. Lowe. As Vice President, Ms. Lowe heads up Onsite's Northern California office. She is responsible for marketing, operations and regulatory representation in Northern California, as well as targeted national account strategies and projects in other regions of the West, including Colorado and Texas. Ms. Lowe also adds to Onsite's consulting capabilities in the areas of natural gas and electricity purchases and overall customer strategies to reduce energy costs. Ms. Lowe joined Onsite in 1997. Prior to joining Onsite, from 1996 to 1997 Ms. Lowe served as Vice President of Western Operations for DukeSolutions, Inc. (formerly Duke/Louis Dreyfus), heading up the Western region operations for this Duke Energy subsidiary. Prior to joining DukeSolutions, Ms. Lowe spent 10 years in energy and environmental consulting, and most recently (from 1991 to 1996) developed and directed Barakat & Chamberlin's Corporate Energy Management practice. Ms. Lowe is an associate member of the California Manufacturers Association and the California League of Food Processors, and is the President of the Power Association of Northern California. Ms. Lowe earned a Master of Environment Management in Resource Economics and Policy from Duke University's Nicholas School of Environment and a Bachelor of Arts in Public Policy Studies from Duke University's School of Policy Studies and Public Affairs.

Dr.  Bruce A. Hedman.  Dr.  Hedman  joined  Onsite in 1998,  as Vice  President,
Consulting Services, and also currently serves as Vice President of Energy Nexus. Dr. Hedman has over 20 years of experience in energy and environmental technology development, new product commercialization, and market research and development. Before joining Onsite, from 1995 to 1998 Dr. Hedman was Executive Director of the Industrial Center Inc. in Arlington, Virginia, a natural gas industry technology transfer and market development organization that supports commercial introduction of new natural gas technologies in the industrial market. Dr. Hedman has a Bachelor of Science, Master of Science and Ph.D. in Mechanical Engineering from Drexel University in Philadelphia, Pennsylvania.

Gregory E. Maynard. Mr. Maynard currently serves as Onsite's Vice President, Project Implementation. Having joined Onsite in September 2001, he brings to Onsite over 30 years of experience in the energy industry. Prior to joining Onsite, Mr. Maynard served as the Western Region Director of Engineering for Sempra Energy Solutions (nka Sempra Energy Services) ("Sempra") in Los Angeles, California (2000 through August 2001) and as a Senior Project Engineer for Sempra in San Diego, California (1997 to 2000), where his duties included managing engineering staff in all aspects of support for delivery and operations functions on projects. From 1994 to 1997, Mr. Maynard served as a Staff
Engineering Consultant for San Diego Gas & Electric Company, where he was responsible for the identification and engineering analysis of demand-side management (DSM) projects. Mr. Maynard also has served as project manager and an officer with controls companies and engineering companies, and from 1980 through 1986 operated his own engineering consulting firm, Maynard and Associates. He is a licensed professional engineer in California and Oregon, is a member of ASHRAE and the Association of Energy Engineers ("AEE"), and is an AEE Certified Energy Manager (CEM). Mr. Maynard holds a Bachelor of Aerospace Engineering from
Georgia Institute of Technology and an Master of Business Administration from the University of Pittsburgh.

Shiv Desai. Mr. Desai joined Onsite in September 2001, as Vice President, Business Development. With over 20 years of experience in the energy industry in California, Mr. Desai brings to Onsite a wide range of expertise in both government and the private sector, including design, engineering, demand-side management (DSM) and marketing within the public sector, investor-owned utilities, industrial manufacturing and energy service companies. Prior to joining Onsite, during 2001 Mr. Desai served as the Regional Manager for Sixth Dimension Corporation in Ft. Collins, Colorado, where he had primary responsibility for generating sales by developing service contracts for utilities, energy service companies and aggregators. From 1999 to 2001, Mr. Desai served as a marketing executive for CMS Viron Corporation in Pasadena, California, responsible for generating sales by developing performance contracts for commercial, industrial and institutional customers. From 1995 through 1998, Mr. Desai served as the Manager, Technical Services, for Volt VIEWtech in Anaheim, California, where his responsibilities included product development of a nationally recognized Home Energy Rating software, which he successfully marketed to home builders and utilities. Mr. Desai is a member of ASHRAE, AEE and the Association of Professional Energy Managers, is a State of California Certified Energy Auditor and Certified Engineer-in-Training, and an AEE Certified Demand-Side Management Professional (CDSM) and Certified Energy Manager (CEM). Mr. Desai holds a Bachelor of Science in Energy Systems
Engineering from Northrop University in Los Angeles, California, with a specialty in Alternative and Renewable Energy Systems.

Audrey Nelson Stubenberg, Esq. Ms. Nelson Stubenberg has over 12 years experience as a practicing transactional attorney and currently serves as Onsite's Secretary and General Counsel. She joined Onsite in 1994. Prior to joining Onsite, Ms. Nelson Stubenberg was an associate with the San Diego law firm of Procopio, Cory, Hargreaves and Savitch, a business and commercial transactions firm. A member of the California State Bar and the American Bar Association, Ms. Nelson Stubenberg earned a Bachelor of Arts from the University of Redlands and a Juris Doctorate from the University of San Diego School of Law.

Directors' Compensation

Beginning June 1, 1998, non-employee directors are entitled to a fixed fee for personal attendance at a Board meeting of $1,000 per meeting, or for attendance at a meeting via telephone of $750 per meeting, up to a maximum of $6,000 per year. Additionally, non-employee directors' out-of-pocket expenditures currently are reimbursed.

Under the 1993 Plan, non-employee directors also receive periodic grants of stock options issued under the 1993 Plan's non-discretionary grants of options. Each non-employee director automatically is granted an option to purchase 25,000 shares of Onsite Class A Common Stock on the date he or she becomes a director of Onsite, and on each anniversary date thereafter. The exercise price is the fair market value of the Onsite Class A Common Stock on the date of becoming a director and on the anniversary date, as appropriate. Each option when granted is immediately exercisable and currently has a 10 year term. As discussed under PROPOSAL NO. 2 above, stockholder approval of the 2001 Plan is being sought, which continues to provide for these non-discretionary grants to non-employee directors. Directors who also are officers of Onsite do not receive additional compensation for serving as directors.

Executive Compensation

The following table sets forth the aggregate cash compensation paid for the past three fiscal years by Onsite for services of Mr. Sperberg (President and Chief Executive Officer), and the four most highly compensated executive officers whose compensation exceeds $100,000 per year (Messrs. Mazanec (Senior Vice President), Davidson (Senior Vice President) and Hedman (Vice President) and Ms. Lowe (Vice President)).


                           SUMMARY COMPENSATION TABLE


                                                                                     Long Term Compensation
                                                                            ---------------------------------------
                                   Annual Compensation                                 Awards             Payouts
-------------------------------------------------------------------------   --------------------------   ----------

                                                                            Restricted   Securities
Name and                                                     Other Annual     Stock      Underlying        LTIP        All Other
Principal Position         Fiscal    Salary      Bonus       Compensation    Award(s)   Options/SARs      Payouts    Compensation
                            Year       ($)        ($)            ($)           ($)         (#)              ($)           ($)
-------------------------  ------   ---------  -----------   ------------   ---------- --------------    ---------- --------------

Richard T. Sperberg         2001     $206,667   $80,000 (1)   $17,583 (2)       -0-       325,000  (4)       -0-      $   -0-
President and CEO           2000     $158,957   $   -0-       $15,285 (2)       -0-       602,159  (5)       -0-      $17,500 (14)
                            1999     $175,000   $   -0-       $12,372 (2)       -0-           -0-            -0-      $   -0-
-------------------------  ------   ---------  -----------   ------------   ---------- --------------    ---------- --------------
Frank J. Mazanec            2001     $150,500   $39,998       $ 8,909 (2)       -0-       225,000  (6)       -0-      $   -0-
Senior Vice President       2000     $133,381   $39,998       $ 8,909 (2)       -0-       397,904  (7)       -0-      $18,000 (15)
                            1999     $140,000   $40,000       $ 8,909 (2)       -0-           -0-            -0-      $   -0-
-------------------------  ------   ---------  -----------   ------------   ---------- --------------    ---------- --------------
Keith G. Davidson           2001     $145,815   $39,998       $ 8,717 (2)       -0-        75,000  (8)       -0-      $   -0-
Senior Vice President       2000     $133,531   $39,998       $ 8,111 (2)       -0-       377,597  (9)       -0-      $18,000 (16)
                            1999     $140,000   $40,000       $ 8,385 (2)       -0-           -0-            -0-      $   -0-
-------------------------  ------   ---------  -----------   ------------   ---------- --------------    ---------- --------------
Elizabeth T. Lowe           2001     $147,500   $   -0-       $ 7,775 (2)       -0-        75,000 (10)       -0-      $   -0-
Vice President              2000     $117,311   $   -0-       $ 8,026 (2)       -0-        40,000 (11)       -0-      $13,000 (17)
                            1999     $130,000   $   -0-       $ 8,026 (2)       -0-           -0-            -0-      $   -0-
-------------------------  ------   ---------  -----------   ------------   ---------- --------------    ---------- --------------
Bruce A. Hedman             2001     $126,000   $   -0-       $18,661 (2)(3)    -0-        50,000 (12)       -0-      $   -0-
Vice President              2000     $114,000   $   -0-       $ 6,558 (2)       -0-        40,000 (13)       -0-      $12,000 (18)
                            1999     $120,000   $   -0-       $ 6,558 (2)       -0-           -0-            -0-      $   -0-
-------------------------  ------   ---------  -----------   ------------   ---------- --------------    ---------- --------------

(1) Represents a bonus granted on March 7, 2001, for $80,000, one-half of which is payable in cash and the balance of which is payable in Class A Common Stock, resulting in the issuance of 266,667 shares of Class A Common Stock to Mr. Sperberg. The cash portion of the bonus has not been paid as of October 18, 2001.

(2) Includes a company car or car expense allowance and premiums for life insurance (if any).

(3) Includes commissions paid or advanced in connection with negotiated customer contracts pursuant to the commission policy of Onsite.

(4) Includes (i) a five year option to purchase 150,000 shares of Class A Common Stock granted on August 23, 2000, at $0.088 per share (which option is fully vested); and (ii) a five year option to purchase 175,000 shares of Class A Common Stock granted on February 6, 2001, at $0.10175, subject to vesting as follows: 43,750 shares vest on each of February 6, 2002, 2003, 2004 and 2005.

(5) Includes (i) five year options to purchase 376,954 shares of Class A Common Stock at $0.10725 per share, as repriced on June 1, 2001 (which options are fully vested); and (ii) 10 year options to purchase 225,205 shares of Class A Common Stock at $0.0975 per share, as repriced on June 1, 2001 (which options are fully vested). Subsequent to the fiscal year end, all of these options were exercised by Mr. Sperberg on August 1, 2001.

(6) Includes (i) a 10 year option to purchase 100,000 shares of Class A Common Stock granted on August 23, 2000, at $0.08 per share (which option is fully vested); and (ii) a 10 year option to purchase 125,000 shares of Class A Common Stock granted on February 6, 2001, at $0.0925, subject to vesting as follows: 31,250 shares vest on each of February 6, 2002, 2003, 2004 and 2005.

(7) Includes 10 year options to purchase 397,904 shares of Class A Common Stock at $0.0975 per share, as repriced on June 1, 2001 (which options are fully vested). Subsequent to the fiscal year end, all of these options were exercised by Mr. Mazanec on August 1, 2001.

(8) Includes a 10 year option to purchase 75,000 shares of Class A Common Stock granted on February 6, 2001, at $0.0925, subject to vesting as follows:
     18,750 shares vest on each of February 6, 2002, 2003, 2004 and 2005. Subsequent to the fiscal year end, this option was relinquished by Mr. Davidson effective July 1, 2001, in connection with the formation of Energy Nexus.

(9) Includes 10 year options to purchase 377,597 shares of Class A Common Stock at $0.0975 per share, as repriced on June 1, 2001 (which options are fully vested).

(10) Includes a 10 year option to purchase 75,000 shares of Class A Common Stock granted on February 6, 2001, at $0.0925, subject to vesting as follows:
     18,750 shares vest on each of February 6, 2002, 2003, 2004 and 2005.

(11) Includes a 10 year option to purchase 40,000 shares of Class A Common Stock at $0.0975 per share, as repriced on June 1, 2001 (which options are fully vested).

(12) Includes a 10 year option to purchase 50,000 shares of Class A Common Stock granted on February 6, 2001, at $0.0925, subject to vesting as follows:
     12,500 shares vest on each of February 6, 2002, 2003, 2004 and 2005. Subsequent to the fiscal year end, this option was relinquished by Dr. Hedman effective July 1, 2001, in connection with the formation of Energy Nexus.

(13) Includes a 10 year option to purchase 40,000 shares of Class A Common Stock at $0.0975 per share, as repriced on June 1, 2001 (which options are fully vested).

(14) In August 1999, in connection with the private placement of shares of Series E Convertible Preferred Stock to certain existing stockholders of Onsite, certain current and former executive officers of Onsite, including Mr. Sperberg, entered into a Salary Reduction Agreement pursuant to which they agreed to reductions in salary and/or commissions owed (for a six month period from August 1999 through January 2001) in exchange for shares of Class A Common Stock and certain Warrants. Thus the table includes the salary reduction taken by Mr. Sperberg in exchange for 87,500 shares of Class A Common Stock and Warrants to purchase 43,750 shares of Class A Common Stock (21,875 shares at each of $0.50 per share and $0.75 per share exercise prices), which Warrants expire August 13, 2009.

     Each of the Salary Reduction Agreements entered into by certain current or former executive officers of Onsite, as described above, hereinafter in these footnotes shall be referred to as the "Salary Reduction Agreement."

(15) Includes the salary reduction taken by Mr. Mazanec under the Salary Reduction Agreement in exchange for 90,000 shares of Class A Common Stock and Warrants to purchase 45,000 shares of Class A Common Stock (22,500 shares at each of $0.50 per share and $0.75 per share exercise prices), which Warrants expire August 13, 2009.

(16) Includes the salary reduction taken by Mr. Davidson under the Salary Reduction Agreement in exchange for 90,000 shares of Class A Common Stock and Warrants to purchase 45,000 shares of Class A Common Stock (22,500 shares at each of $0.50 per share and $0.75 per share exercise prices), which Warrants expire August 13, 2009.

(17) Includes the salary reduction taken by Ms. Lowe under the Salary Reduction Agreement in exchange for 65,000 shares of Class A Common Stock and Warrants to purchase 32,500 shares of Class A Common Stock (16,250 shares at each of $0.50 per share and $0.75 per share exercise prices), which Warrants expire August 13, 2009.

(18) Includes the salary reduction taken by Dr. Hedman under the Salary Reduction Agreement in exchange for 60,000 shares of Class A Common Stock and Warrants to purchase 30,000 shares of Class A Common Stock (15,000 shares at each of $0.50 per share and $0.75 per share exercise prices), which Warrants expire August 13, 2009.

The following table sets forth options granted by Onsite to the individuals listed in the Summary Compensation Table.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS



                             Number of        Percentage of
                            Securities            Total
                            Underlying        Options/SARs
                            Options/SARs       Granted to        Exercise or        Market
                              Granted          Employees         Base Price       Price on Date     Expiration
Name                            (#)          In Fiscal Year      ($/Share)         of Grant           Date
------------------------- ---------------- ------------------ ---------------- ----------------- ----------------

Richard T. Sperberg           150,000            12.64%            $0.088           $0.08           8/23/05
                              175,000            14.74%            $0.10175         $0.0925          2/6/06
------------------------- ---------------- ------------------ ---------------- ----------------- ----------------
Frank J. Mazanec              100,000            10.53%            $0.08            $0.08           8/23/10
                              125,000             8.42%            $0.0925          $0.0925          2/6/11
------------------------- ---------------- ------------------ ---------------- ----------------- ----------------
Keith G. Davidson (1)          75,000             6.32%            $0.0925          $0.0925          2/6/11
------------------------- ---------------- ------------------ ---------------- ----------------- ----------------
Elizabeth T. Lowe              75,000             6.32%            $0.0925          $0.0925          2/6/11
------------------------- ---------------- ------------------ ---------------- ----------------- ----------------
Bruce A. Hedman (2)            50,000             4.21%            $0.0925          $0.0925          2/6/11
------------------------- ---------------- ------------------ ---------------- ----------------- ----------------

(1) Although Mr. Davidson was granted options on February 6, 2001, to purchase 75,000 shares of Onsite's Class A Common Stock, subsequent to the fiscal year end (effective July 1, 2001) he relinquished all right to these options in connection with the formation of Energy Nexus.

(2) Although Dr. Hedman was granted options on February 6, 2001, to purchase 50,000 shares of Onsite's Class A Common Stock, subsequent to the fiscal year end (effective July 1, 2001) he relinquished all right to these options in connection with the formation of Energy Nexus.

            AGGREGATED OPTION/SARS EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SARS VALUES


                                                           Number of                  Value of
                                                       Securities Underlying        Unexercised
                          Shares                          Unexercised               In-the-Money
                         Acquired                    Options/SARs at FY End           Options
                            On            Value               (#)                    at FY End
                         Exercise       Realized          Exercisable/              Exercisable/
         Name               (#)            ($)           Unexercisable             Unexercisable *
--------------------- -------------- -------------- ------------------------- -------------------------

 Richard T. Sperberg        -0-           $ -0-       752,159/175,000 (1)          $35,358/$8,006
--------------------- -------------- -------------- ------------------------- -------------------------
   Frank J. Mazanec         -0-           $ -0-       497,904/125,000 (2)          $26,645/$6,875
--------------------- -------------- -------------- ------------------------- -------------------------
  Keith G. Davidson         -0-           $ -0-       377,597/75,000  (3)          $18,880/$4,125
--------------------- -------------- -------------- ------------------------- -------------------------
  Elizabeth T. Lowe         -0-           $ -0-        40,000/75,000               $ 2,000/$4,125
--------------------- -------------- -------------- ------------------------- -------------------------
   Bruce A. Hedman          -0-           $ -0-        40,000/50,000  (4)          $ 2,000/$2,750
--------------------- -------------- -------------- ------------------------- -------------------------

*Based upon the average price of $0.1475 as of June 30, 2001.

(1) Subsequent to fiscal year end, on August 1, 2001, Mr. Sperberg exercised a portion of his vested options, purchasing 602,159 shares of Class A Common Stock in exchange for a promissory note for the exercise price ($62,385.81), all in accordance with the 1993 Plan. The promissory note bears interest at the rate of 6.0% per annum, requires annual interest payments, is secured by the exercised option shares of Class A Common Stock and is due and payable upon the earlier of the sale of the exercised option shares or August 1, 2006.

(2) Subsequent to fiscal year end, on August 1, 2001, Mr. Mazanec exercised a portion of his vested options, purchasing 397,904 shares of Class A Common Stock in exchange for a promissory note for the exercise price ($38,795.64), all in accordance with the 1993 Plan. The promissory note bears interest at the rate of 6.0% per annum, requires annual interest payments, is secured by the exercised option shares of Class A Common Stock and is due and payable upon the earlier of the sale of the exercised option shares or August 1, 2006.

(3) Although Mr. Davidson was granted options on February 6, 2001, to purchase 75,000 shares of Onsite's Class A Common Stock, subsequent to fiscal year end (effective July 1, 2001) he relinquished all right to these options in connection with the formation of Energy Nexus.

(4) Although Dr. Hedman was granted options on February 6, 2001, to purchase 50,000 shares of Onsite's Class A Common Stock, subsequent to fiscal year end (effective July 1, 2001) he relinquished all right to these options in connection with the formation of Energy Nexus.

Onsite 1993 Stock Option Plan

In February 1994, Onsite's stockholders approved the 1993 Plan and had approved amendments to the 1993 Plan over the years to increase the number of shares subject to the 1993 Plan. Currently under the 1993 Plan, a total of 3,900,000 shares of Class A Common Stock may be issued, of which approximately 2,611,937 shares were subject to options as of October 5, 2001. The exercise prices range from $0.07 to $5.31 per share. The purpose of the 1993 Plan was to attract and retain the best personnel and to give option recipients a greater personal stake in the success of the business. The 1993 Plan is a "dual plan" that provides for the grant of both non-qualified stock options and incentive stock options. As discussed under PROPOSAL NO. 2 above, effective September 26, 2001, subject to stockholder approval, the Board of Directors approved the 2001 Plan, which, in addition to non-qualified stock options and incentive stock options, also provides for the issuance of stock appreciation rights, restricted stock, stock units and other stock grants to key personnel of Onsite and its subsidiaries. It is anticipated that if approved by the stockholders, the 2001 Plan will be used going forward in lieu of option grants pursuant to the 1993 Plan.

Onsite 401(k) Plan

Since 1990, Onsite has maintained a 401(k) plan. The Onsite 401(k) plan provides for broad based employee participation and all Onsite employees are eligible to enroll after meeting certain criteria such as the length of employment, hours worked and age. Pursuant to a 1994 amendment to the 401(k) plan, Onsite provides a matching contribution in Class A Common Stock of 75% of the employees'
contribution (up to 6% of salary, subject to customary limitations on contributions by highly compensated individuals).

The shares contributed by Onsite are subject to certain vesting periods. Certain officers and directors who cease participation in the Onsite 401(k) plan may not participate for at least six months. Further, except in limited distributions such as termination of employment, retirement, disability or death, any Onsite Class A Common Stock distributed to any officer or director from the Onsite 401(k) plan must be held by the participant for six months prior to sale. At the end of Onsite's fiscal year, 826,856 shares of Onsite Class A Common Stock were earned by all participants of the Onsite 401(k) plan, of which 300,934 shares in the aggregate (266,706 shares of which are vested) have been earned by Messrs. Sperberg, Mazanec, Davidson and Hedman and Ms. Lowe.


              VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS THEREOF

The following table sets forth certain information about the ownership of Onsite's Class A Common Stock, Series C Convertible Preferred Stock (on an as-converted basis) and Series E Convertible Preferred Stock (on an as-converted basis) as of October 1, 2001, by (i) those persons known by Onsite to be the beneficial owners of more than 5% of the total number of outstanding shares of any class entitled to vote; (ii) each director and named executive officer; and
(iii) all directors and officers of Onsite as a group. The table includes Class A Common Stock issuable upon the exercise of Options or Warrants that are exercisable within 60 days. Except as indicated in the footnotes to the table, the named persons have sole voting and investment power with respect to all shares of Onsite Class A Common Stock shown as beneficially owned by them, subject to community property laws where applicable. The ownership figures in the table are based on the books and records of Onsite.

                                                                Class A Common Stock
                                                      ---------------------------------------

 Name and Address                                        Amount of          Percent of Class
 of Beneficial Owner                                     Ownership

 ---------------------------------------------------- -------------------- ------------------
 Gruber & McBaine Capital Management., LLC               4,548,572  (1)             19.0
 50 Osgood Place
 San Francisco, CA 94133
 ---------------------------------------------------- -------------------- ------------------
 Jon D. Gruber                                           9,601,455  (2)             35.14
 50 Osgood Place
 San Francisco, CA 94133
 ---------------------------------------------------- -------------------- ------------------
 H. Tate Holt                                              296,441  (3)              1.42
 701 Palomar Airport Road, Suite 200
 Carlsbad, CA 92009
 ---------------------------------------------------- -------------------- ------------------
 Lagunitas Partners, L.P.                                4,233,101  (4)             17.67
 50 Osgood Place
 San Francisco, CA 94133
 ---------------------------------------------------- -------------------- ------------------
 Thomas Lloyd-Butler                                     4,556,572  (5)             19.02
 50 Osgood Place
 San Francisco, CA 94133
 ---------------------------------------------------- -------------------- ------------------
 Frank J. Mazanec                                          877,207  (6)              4.04
 701 Palomar Airport Road, Suite 200
 Carlsbad, CA 92009
 ---------------------------------------------------- -------------------- ------------------
 J. Patterson McBaine                                    9,584,855  (7)             35.10
 50 Osgood Place
 San Francisco, CA 94133
 ---------------------------------------------------- -------------------- ------------------
 Charles C. McGettigan                                   5,589,383  (8)             22.75
 50 Osgood Place
 San Francisco, CA 94133


 ---------------------------------------------------- -------------------- ------------------
 Proactive Investment Managers, L.P.                     4,909,383  (9)             20.50
 50 Osgood Place
 San Francisco, CA 94133
 ---------------------------------------------------- -------------------- ------------------
 Proactive Partners, L.P.                                4,829,383 (10)             20.24
 50 Osgood Place
 San Francisco, CA 94133
 ---------------------------------------------------- -------------------- ------------------
 Richard T. Sperberg                                     3,680,967 (11)             16.65
 701 Palomar Airport Road, Suite 200
 Carlsbad, CA 92009
 ---------------------------------------------------- -------------------- ------------------
 SYCOM Enterprises, LLC                                  1,750,000                   8.50
 27 Worlds Fair Drive, First Floor
 Somerset, NJ 08873
 ---------------------------------------------------- -------------------- ------------------
 Westar Industries, Inc.                                 7,478,675 (12)             31.39
 818 South Kansas Street
 Topeka, KS 66601
 ---------------------------------------------------- -------------------- ------------------
 Myron A. Wick III                                       4,909,383 (13)             20.50
 50 Osgood Place
 San Francisco, CA 94133
 ---------------------------------------------------- -------------------- ------------------
 All Directors and Officers as a Group (11)             11,212,162 (14)            42.92
 ---------------------------------------------------- -------------------- ------------------


(1) Gruber & McBaine Capital Management, LLC ("Gruber & McBaine"), the successor-in-interest to Gruber & McBaine Capital Management, Inc., a California corporation, is an investment advisor and a general partner of Lagunitas Partners, L.P. Consequently, Gruber & McBaine has or shares voting or dispositive power over 3,423,572 shares of Class A Common Stock (which number includes 2,250,000 shares of Class A Common Stock underlying 22,500 shares of Series E Convertible Preferred Stock) and 1,125,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 2, 2009. See also footnote (4).

(2) Mr. Gruber is a member of Gruber & McBaine Capital Management, LLC, which is an investment advisor and a general partner of Lagunitas Partners, L.P., and is a general partner of Proactive Investment Managers, L.P., which also is an investment advisor and general partner of Proactive Partners, L.P. Consequently, in addition to 143,500 shares of Class A Common Stock over which Mr. Gruber has sole voting and investment power (which number includes shares held by Mr. Gruber's family members and foundations), Mr. Gruber also has or shares voting or dispositive power over 6,972,955 shares of Class A Common Stock (which number includes 4,250,000 shares of Class A Common Stock underlying 42,500 shares of Series E Convertible Preferred Stock) and 2,485,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring September 11, 2002, June 30, 2003, and August 2, 2009. See also footnotes (4) and (10).

(3) Includes 71,441 shares of Class A Common Stock over which Mr. Holt has sole voting and dispositive power and 225,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring January 25, 2006 (50,000 shares), May 4, 2006 (25,000 shares), April 23,
     2007  (25,000  shares),  May 4, 2007 (25,000  shares),  May 4, 2008 (25,000 shares),  May 4, 2009 (25,000 shares), May 4, 2010 (25,000 shares), and May
     4, 2011 (25,000).

(4) Includes 2,250,000 shares of Class A Common Stock underlying 22,500 shares of Series E Convertible Preferred Stock and 1,125,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 2, 2009, and over which Lagunitas Partners, L.P.
     ("Lagunitas"), has sole voting and investment power. The table also reflects 858,101 shares of Class A Common Stock that are subject to the Stockholders Agreement among certain stockholders of Onsite, including Lagunitas, and Westar Industries (the "Stockholders Agreement").

(5) Mr. Lloyd-Butler is a member of Gruber & McBaine Capital Management, LLC, an investment advisor and a general partner of Lagunitas Partners, L.P. Consequently, in addition to the 8,000 shares of Class A Common Stock over which he has sole voting and investment power, Mr. Lloyd-Butler has or shares voting or dispositive power over 3,423,572 shares of Class A Common Stock (which number includes 2,250,000 shares of Class A Common Stock underlying 22,500 shares of Series E Convertible Preferred Stock) and 1,125,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 2, 2009. See also footnote
     (4).

(6) Includes (i) 100,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring August 23, 2010 (100,000);
     (ii) 397,904 shares of Class A Common Stock over which Mr. Mazanec has sole voting and investment power; and (iii) 72,757 shares of Class A Common Stock over which Mr. Mazanec, as a trustee of the Mazanec Family Trust, has or shares voting or dispositive power.

     The table also reflects 171,546 shares of Class A Common Stock that are subject to an Agreement of Stock Purchase and Sale among Messrs. Mazanec, Hector A. Esquer, William M. Gary and Sperberg. Messrs. Esquer, Gary and Sperberg had entered into such Agreement whereby they sold, subject to payment and vesting schedules, shares of Onsite-Cal to Messrs. Esquer and Mazanec. Until a share is paid for all voting and dispositive rights remain with the seller. Upon vesting and payment, each such purchaser of the Onsite-Cal shares became entitled to the same number of Onsite Class A Common Stock received by the sellers, pursuant to the reorganization of Onsite-Cal and WEM into Onsite, with respect to the shares sold. The term of this Agreement has expired as between Messrs. Gary and Mazanec, and thus the table reflects all adjustments for shares that have vested and been paid for in full, or returned to Mr. Gary.

     In August 1999 in connection with the private placement of shares of Series E Convertible Preferred Stock to certain existing stockholders of Onsite, certain current or former executive officers of Onsite, including Mr. Mazanec, entered into Salary Reduction Agreements pursuant to which they agreed to reductions in salary and/or commissions owed (for a six month period from August 1999 through January 2001) in exchange for shares of Class A Common Stock and certain Warrants. The table reflects 90,000 shares of Class A Common Stock issued to Mr. Mazanec under the Salary Reduction Agreement and 45,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 13, 2009.

     Each of the Salary Reduction Agreements entered into by certain current or former executive officers of Onsite, as described above, hereinafter in these footnotes shall be referred to as the "Salary Reduction Agreement."

(7) Mr. McBaine is a member of Gruber & McBaine Capital Management, LLC, an investment advisor and a general partner of Lagunitas Partners, L.P., and is a general partner of Proactive Investment Managers, L.P., also an investment advisor and a general partner of Proactive Partners, L.P. Consequently, in addition to the 126,900 shares of Class A Common Stock over which he has sole voting and investment power (which number includes shares held by Mr. McBaine's family members), Mr. McBaine has or shares voting or dispositive power over 6,972,955 shares of Class A Common Stock (which number includes 4,250,000 shares of Class A Common Stock underlying 42,500 shares of Series E Convertible Preferred Stock) and 2,485,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring September 11, 2002, June 30, 2003, and August 2, 2009. See also footnotes (4) and (10).

(8)  Includes  Options to  purchase  75,000,  25,000,  25,000,  25,000,  25,000,
     25,000, 25,000 and 25,000 shares of Class A Common Stock exercisable until January 25, 2006, July 13, 2006, April 23, 2007, July 13, 2007, July 13,
     2008,  July 13, 2009,  July 13, 2010, and July 13, 2011,  respectively.  In addition to 305,000 shares of Class A Common Stock in which Mr. McGettigan has sole voting and investment power (which number includes 250,000 shares of Class A Common Stock underlying 2,500 shares of Series E Convertible Preferred Stock) and 125,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 2, 2009, Mr. McGettigan is a general partner of Proactive Investment Managers, L.P., an investment advisor and a general partner of Proactive Partners, L.P., and is a general partner of McGettigan, Wick & Co., Inc., and consequently has or shares voting or dispositive power over 3,549,383 shares of Class A Common Stock (which number includes 2,000,000 shares of Class A Common Stock underlying 20,000 shares of Series E Convertible Preferred Stock), and 1,360,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring September 11, 2002, June 30, 2003, and August 2, 2009. See also footnote (10).

(9)  Proactive  Investment  Managers,  L.P.  ("PIM"),  is a general  partner  of
     Proactive Partners, L.P., and consequently has or shares voting or dispositive power over 3,549,383 shares of Class A Common Stock (which number includes 2,000,000 shares of Class A Common Stock underlying 20,000 shares of Series E Convertible Preferred Stock) and 1,280,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring September 11, 2002, June 30, 2003, and August 2, 2009. The table also reflects 80,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring June 30, 2003, and over which PIM has sole voting and investment power. See also footnote
     (10).

(10) In addition to 2,475,478 shares of Class A Common Stock over which Proactive Partners, L.P. ("Proactive"), has sole voting and investment power (which number includes 2,000,000 shares of Class A Common Stock underlying 20,000 shares of Series E Convertible Preferred Stock), the table reflects 1,280,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring September 11, 2002, June 30, 2003, and August 2, 2009. The table also reflects 1,073,905 shares of Class A Common Stock that are subject to the Stockholders Agreement among certain stockholders of Onsite, including Proactive, and Westar Industries.

(11) Includes 150,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring August 23, 2005, 325,988 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring September 11, 2002, 1,505,740 shares over which Mr. Sperberg has sole voting and investment power (which number includes 211,656 shares held by Mr. Sperberg's minor son), and 87,500 shares of Class A Common Stock and 43,750 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring
     August 13, 2009 issued to Mr. Sperberg under the Salary Reduction Agreement. The table also reflects 1,216,097 shares of Class A Common Stock that are subject to the Stockholders Agreement among certain stockholders of Onsite, including Mr. Sperberg, and Westar Industries.

     Additionally the table reflects 351,892 shares of Class A Common Stock that are subject to an Agreement of Stock Purchase and Sale among Messrs.
     Sperberg, Esquer, Gary and Mazanec. As previously disclosed, Messrs. Sperberg, Esquer and Gary have entered into such Agreement whereby they have sold, subject to payment and vesting schedules, shares of Onsite-Cal to Messrs. Esquer and Mazanec. Until a share is paid for all voting and dispositive rights remain with the seller. Upon vesting and payment, each such purchaser of the Onsite-Cal shares became entitled to the same number of Onsite Class A Common Stock received by the sellers, pursuant to the reorganization of Onsite-Cal and WEM into Onsite, with respect to the shares sold. As previously disclosed, the term of this Agreement has expired as between Messrs. Gary and Mazanec, and Messrs. Sperberg and Esquer have agreed to the termination of the Agreement as between them.

(12) Includes the following securities that are subject to the Stockholders Agreement among certain stockholders of Onsite and Westar Industries:
     4,233,075 shares of Class A Common Stock, and 3,245,600 shares of Class A Common Stock underlying 649,120 shares of Series C Convertible Preferred Stock. The table does not reflect unpaid dividends of 32,031 shares of Series C Convertible Preferred Stock.

(13) Mr. Wick is a general partner of Proactive Investment Managers, L.P., an investment advisor and a general partner of Proactive Partners, L.P., and is a general partner of McGettigan, Wick & Co., Inc., and consequently has or shares voting or dispositive power over 3,549,383 shares of Class A Common Stock and 1,360,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring September 11, 2002, June 30, 2003, and August 2, 2009. See also footnote (13).

(14) Includes the aggregate of ownership of Messrs. Holt, Mazanec, McGettigan and Sperberg as set forth in footnotes (3), (6), (8) and (11), and an aggregate of 270,030 shares of Class A Common Stock held by other officers and directors, 545,339 shares of Class A Common Stock that may be acquired within the next 60 days upon the exercise of Options held by other officers, 117,500 shares of Class A Common Stock that may be acquired within the next 60 days upon the exercise of Warrants held by other officers and 351,892 shares of Class A Common Stock that are subject to a Stock Purchase Agreement among Messrs. Esquer, Gary, Mazanec and Sperberg. For purposes of calculating this footnote, the number of shares attributable to Mr. Sperberg does not include the 164,706 shares that are subject to the above Stock Purchase Agreement because these shares are counted as owned by Mr. Mazanec.


        COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Onsite directors, executive officers and persons who own more than 10% of Onsite's Class A Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers and stockholders of more than 10% of Onsite's Class A Common Stock are required by the SEC regulations to furnish Onsite with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to Onsite, or written representations that such filings were not required, Onsite believes that since July 1, 2000, through the end of the 2001 fiscal year, all Section 16(a) filing requirements applicable to its directors, officers and stockholders of more than 10% of Onsite's Class A Common Stock were complied with except as follows: (i) one report (Form 4) covering one transaction inadvertently was filed late by each of Messrs. Holt, Sperberg, Mazanec and Davidson, Ms. Lowe, Ms. Nelson Stubenberg and Lagunitas Partners, L.P.; (ii) one report (Form 4) covering three transactions inadvertently was filed late by Gruber McBaine & Capital Management, LLC; and (iii) one report (Form 4) covering five transactions  inadvertently  was  filed  late  by Jon  Gruber  and J.  Patterson
McBaine.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

August 1999 Private Placement

In August 1999, Onsite completed a private placement of shares of Series E Convertible Preferred Stock and the issuance of warrants to purchase shares of Onsite Class A Common Stock with Mr. McGettigan, the Chairman of the Board, and other related investors, including Proactive Partners, L.P. ("Proactive"), and Lagunitas Partners, L.P., current stockholders of Onsite. Terms of the placement include the issuance of 50,000 shares of Series E Convertible Preferred Stock (which is convertible initially into 5,000,000 shares of Class A Common Stock) in exchange for $1,000,000, warrants to purchase 1,250,000 shares of Onsite Class A Common Stock at $0.50 per share, and warrants to purchase 1,250,000 shares of Onsite Class A Common Stock at $0.75 per share. Mr. McGettigan is a general partner of Proactive, a stockholder of Onsite, and, as stated above, is the Chairman of the Board of Directors of Onsite.

August 2001 Option Exercise

On August 1, 2001, Messrs. Sperberg and Mazanec exercised a portion of their vested options, resulting in Mr. Sperberg purchasing 602,159 shares of Class A Common Stock in exchange for a promissory note for the exercise price of $62,385.81 and Mr. Mazanec purchasing 397,904 shares of Class A Common Stock in exchange for a promissory note for the exercise price of $38,795.64. The options were exercised and notes executed in accordance with the 1993 Plan. The promissory notes bear interest at the rate of 6% per annum, requires annual interest payments, are secured by the exercised option shares of Class A Common Stock and are due and payable upon the earlier of the sale of the exercised option shares or August 1, 2006. Mr. Sperberg is a director and the President and Chief Executive Officer of Onsite, and Mr. Mazanec is a director and the Senior Vice President of Onsite.

                                  OTHER MATTERS

Relationship with Independent Accountants

On October 15, 2001, and as previously reported in a Current Report on Form 8-K for October 15, 2001, and filed with the SEC on October 19, 2001 (the "Form 8-K") (and discussed under PROPOSAL NO. 3 above), Onsite engaged the accounting firm of Swenson Advisors, LLP (Swenson), as Onsite's independent certifying accountants for the remainder of fiscal year ending June 30, 2002. On October 15, 2001, Onsite notified Hein + Associates LLP (Hein) of its dismissal. Hein had served as Onsite's independent accountants since July 1995. The Board of Directors reserves the right each year to seek competitive bids for Onsite's annual audit in a continuing effort by both the Board and management to look for ways to reduce costs. As a result, the Board sought competitive bids for the fiscal year 2002 audit, and based on a review of several accounting firms, selected Swenson, which has public company auditing experience. Onsite's engagement of Swenson to replace Hein was recommended by the Audit Committee and approved by the Board of Directors.

During the two fiscal years ended June 30, 2000, and June 30, 2001, and through the subsequent interim period ended October 15, 2001, to the best of Onsite's knowledge there were no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hein would have caused Hein to make reference in connection with its report on the financial statements of Onsite for such years. Hein reports on the financial statements as of and for the years ended June 30, 2000, and June 30, 2001, contained no adverse opinions or disclaimers of opinion and were not modified or qualified as to audit scope or accounting principles, but did contain modifications as to Onsite's ability to continue as a going concern.

Prior to engaging Swenson, Onsite consulted with Swenson as to its qualifications, experience and ability to audit Onsite's financial statements. Onsite and Swenson did not have any substantive discussions regarding the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on Onsite's financial statements and there are no reports nor written or oral advice provided by the new accountants, other than the expected costs of audits and accounting services and the accountants' experience, provided in deciding to retain Swenson. Further, during the two fiscal years ended June 30, 2000, and June 30, 2001, and through the subsequent interim period ended October 15, 2001, in accordance with Rule 304 (a)(1)(iv) of Regulation S-B, promulgated by the SEC, and in conjunction with the audit of Onsite's financial statements for the fiscal years ended June 30, 2000 and 2001, there were no reportable events.

Prior to changing auditors, Hein did not express a difference of opinion regarding any events listed in Item 304(a)(2)(ii)(A) through (D) of Regulation S-B. Swenson is expected to audit Onsite's financial statements as of and for the period ended June 30, 2002. Prior to filing with the SEC, Onsite provided a copy of the Form 8-K, as later filed, to both Hein and Swenson, requesting in the case of Hein that it provide Onsite with a letter addressed to the SEC stating whether it agrees with the statements made therein by Onsite in response to Item 304(a) of Regulation S-B. Onsite requested that Hein review that filing and this section of this Proxy Statement and indicated that Onsite would file any letter with the SEC submitted by Hein that contained any new information, any clarification of Onsite's expression of its views herein or the respects in which Hein did not agree with the statements made by Onsite in such Form 8-K in response to Item 304(a) of Regulation S-B.

Representatives of both Hein and Swenson may be present at the Meeting to be available to respond to appropriate questions from stockholders. Any representative of Hein or Swenson present at the Meeting will have the opportunity to make a statement if he or she desires.

Audit Fees

The aggregate fees billed for professional services rendered for the audit of Onsite's annual financial statements and the review of the financial statements included in Onsite's quarterly reports on Form 10-QSB for the fiscal year ended June 30, 2001, were $93,361.80.

All Other Fees

The aggregate fees billed for all other professional services rendered by Onsite's independent auditors, including tax services, for the fiscal year ended June 30, 2001, were $ -0-.

Other Matters

The Board of Directors of Onsite knows of no other matters that may be or are likely to be presented at the Meeting. However, if additional matters are presented at the Meeting, the persons named in the enclosed proxy will vote such proxy in accordance with their best judgment on such matters pursuant to the discretionary authority granted to them by the terms and conditions of the proxy.

Stockholder Proposals

Stockholder proposals to be included in Onsite's Proxy Statement and proxy card for Onsite's next annual meeting must meet the requirements of Rule 14a-8 promulgated by the SEC, and must be received by Onsite no later than June 28, 2002.

Additional Information

A copy of Onsite's Form 10-KSB for fiscal year ended June 30, 2001, containing Onsite's 2001 audited financial statements, including the report of its independent public accountants, accompanies this Proxy Statement. Stockholders, however, may obtain additional copies by written request addressed to Onsite's Secretary, Audrey Nelson Stubenberg.

ONSITE ENERGY CORPORATION

By Order of the Board of Directors

/s/ AUDREY NELSON STUBENBERG
    ---------------------------------
    Audrey Nelson Stubenberg
    Secretary

Carlsbad, CA
October 26, 2001

                                   Appendix A

                            ONSITE ENERGY CORPORATION
                             AUDIT COMMITTEE CHARTER


Preamble

Onsite Energy Corporation (the "Company"), a small business issuer reporting under SEC Regulation S-B, as part of its continuous improvement efforts and consistent with its requirements under the Securities Exchange Act of 1934, desires to strengthen its Board oversight of accounting and reporting functions through this Charter setting forth the duties and authority of the Company's Audit Committee.

Organization

The Audit Committee of the Board of Directors shall be comprised of at least two directors who are independent of management and the Company, and shall be considered independent if they have no employment or other relationship with the Company that might interfere with the exercise of their independence from the Company or management. All Audit Committee members will be financially literate, by experience or otherwise, and at least one member will have accounting or related financial management expertise.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling the members' responsibility to the stockholders, potential stockholders and the investment community relating to corporate accounting and reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the members of the Board of Directors, the independent auditors and the Company's principal financial officer.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

     Obtain the full Board of Directors' approval of this Charter, and review and reassess this Charter as conditions dictate, but no less frequently than annually following the review of the Company's annual report on Form 10-KSB.

     Review and recommend to the Board of Directors the selection of independent auditors to audit the financial statements of the Company.

     Have a clear understanding with the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee, as the stockholders' representatives, who have the ultimate authority in deciding to engage, evaluate and, if appropriate, terminate their services.

     Review and concur with management's appointment, termination or replacement of the Chief Financial Officer.

     Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, and the adequacy of the independent auditor's compensation, and at the conclusion thereof, review such audit or review, including any comments or recommendations of the independent auditors.

     Review with the independent auditors, the Company's principal financial officer and the Company's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper

     Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies.

     Review  the  internal  audit   function  of  the  Company,   including  the
independence and authority of its Chief Financial Officer in meeting the Company's reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

     Inquire of management, the internal auditor and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

     Direct the independent auditors to communicate directly to each member of the Audit Committee with respect to any disagreement with the Company on any financial treatment or accounting practice that is reflected in the quarterly reports on Form 10-QSB upon review.

     Receive prior to each meeting a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

     Review the quarterly financial statements with financial management prior to the filing of the Form 10-QSB (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the Audit Committee by the independent auditors. The chair of the Audit Committee may represent the entire Audit Committee for purposes of this review and any required discussions with the independent auditors.

     Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in or adoptions of accounting principles and disclosure practices, and discuss any other matters required to be communicated to the Audit Committee by the independent auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

     Provide sufficient opportunity for the Company's principal accounting officer and the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of audits.

     Review accounting and financial human resources and succession planning within the Company.

     Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions. Alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed.

     On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

     Review the report of the Audit Committee in the annual report to stockholders, if applicable, and the Annual Report on Form 10-KSB disclosing whether or not the Audit Committee had reviewed and discussed with management and the independent auditors, as well as discussed within the Audit Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose the Audit Committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

     Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

     Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

     Review the Company's disclosure in the Proxy Statement for its annual meeting of stockholders that describes that the Audit Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report to stockholders or the Proxy Statement at least triennially or the year after any significant amendment to the Charter.

                                   Appendix B

                            ONSITE ENERGY CORPORATION
                           2001 EQUITY INCENTIVE PLAN


1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of Company, or a Subsidiary of Company, by offering them an opportunity to participate in Company's future performance through awards of Options, Restricted Stock, Stock Appreciation Rights and Stock Bonuses. This Plan is not intended to replace any current plan of, or awards issued by, Company, nor shall it limit the ability of Company to create additional or new plans, or to issue additional or new awards. Capitalized terms not defined in the text are defined in Section 25.

2. ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be approved by the shareholders of Company, consistent with applicable laws, after the date this Plan is adopted by the Board. No Award shall be granted after termination of this Plan but all Awards granted prior to termination shall remain in effect in accordance with their terms. The Effective Date of this Plan will coincide with the shareholders approval. So long as Company is subject to Section 16(b) of the Exchange Act, Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.

3. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate 10 years from the date this Plan is adopted by the Board.

4.   SHARES SUBJECT TO THIS PLAN.

     4.1. Number of Shares Available. Subject to Section 4.2, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 2,000,000. Outstanding shares of Company shall, for the purposes of such calculation, include the number of shares of Stock into which other securities or instruments issued by Company are currently convertible (e.g., convertible preferred stock, convertible debentures, or warrants for common stock, but not outstanding Options to acquire Stock).

          4.1.1. Future Awards. Subject to Sections 4.2, Shares that are subject
(i) to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (ii) to an Award granted hereunder but are forfeited; or (iii) to an Award that otherwise terminates without Shares being issued will again be available for grant and issuance in connection with future Awards under this Plan. However, in the event that prior to the Award's forfeiture, termination, expiration or lapse, the holder of the Award at any time received one or more elements of "beneficial ownership" pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

          4.1.2. Reservation of Shares. At all times, Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan. The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued, or previously issued and subsequently reacquired. However, when the exercise price for an Option granted under this Plan is paid in an "immaculate" or "cashless" exercise with previously outstanding shares or with the shares underlying the Option which is being exercised, the total number of Shares for which Options granted under this Plan may thereafter be exercised shall be irrevocably reduced by the total number of Shares for which such Option is thus exercised without regard to the number of shares received or retained by Company in connection with that exercise. The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

                    i. Grants. The grant of an Option, SAR, Stock Bonus Award or Restricted Stock Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

                    ii. Outstanding. While an Option, SAR, Stock Bonus Award or Restricted Stock Award is outstanding, it shall be counted against the authorized pool of Shares regardless of its vested status.

     4.2 Adjustments. Should any change be made to the Stock of Company by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without Company's receipt of consideration, the Administrator shall make appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Option in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Award shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure Awards of whole Shares.

5.   ADMINISTRATION OF THIS PLAN.

     5.1 Authority. Authority to control and manage the operation and administration of this Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee or subcommittee consisting of two or more members of the Board, all of whom are Outside Directors and who satisfy the requirements under the Exchange Act for administering this Plan (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board at any time may abolish the Committee and reinvest in the Board the administration of this Plan. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

     5.2. Interpretation. Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of Company and Participants under this Plan; to select Participants; determine the form and terms of Awards; determine the number of Shares or other consideration subject to Awards; determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of Company; to further define the terms used in this Plan; to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement; to provide for rights of refusal and/or repurchase rights; to amend outstanding Award Agreements to provide for, among other things, any change or modification which the
Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein; to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan; to accelerate the vesting of any Award; and to make all other determinations necessary or advisable for the administration of this Plan.

Any decision or action of the Administrator in connection with this Plan or Awards granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Awards granted or shares of Stock sold under this Plan.

     5.3 Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee or the Board of Directors shall be liable for any action or omission of any other member of the Committee or the Board of Directors nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to this Plan. Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee or Board in any action against such person (whether or not Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee or Board arising with respect to this Plan or administration thereof or out of membership on the Committee or Board or by Company, or all or any combination of the preceding, provided, the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used on this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

6.   GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

     6.1. Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. An Option may be granted with or without a Tandem Right. Each Option granted under this Plan will be evidenced by an Award Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option.

Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, Company will provide the Participant with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option. If the Option is granted in connection with a Tandem Right, the Award Agreement shall also specify the terms that apply to the exercise of the Option and Tandem Right. The maximum number of Shares subject to Options which can be granted under the Plan during any calendar year to any individual is 500,000 shares.

The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

          6.1.1 Non-discretionary. A non-employee director of Company automatically shall be granted Options to purchase 25,000 shares of Stock on (i) the date he or she becomes a director; and (ii) each anniversary date of the date he or she became a director. The exercise price of such Options shall be the Fair Market Value on such date. The Options shall have a 10 year term.

          6.1.2. Discretionary. The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of 10 years from the Effective Date to officers, employees, consultants and directors of Company and its Subsidiaries. Additionally, the Board of Directors may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of 10 years from the Effective Date to any non-employee director of Company and its Subsidiaries.

     6.2. General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

          6.2.1. Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Award Agreement shall contain any such vesting schedule.

          6.2.2. Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than 10 years after the grant of the Option (five years in the case of an Incentive Stock Option when the Optionee owns more than 10% of the total combined voting power of all classes of stock of Company ("10% Stockholder"), and shall be subject to earlier termination as hereinafter provided.

          6.2.3. Exercise Price. The Exercise Price of any Option shall be determined by the Administrator when the Option is granted and may not be less than 100% of the Fair Market Value of the Shares on the date of grant, and the Exercise Price of any Incentive Stock Option granted to a 10% Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased shall be made in accordance with Section 10 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-Qualified Stock Options, at an Option price in excess of the Fair Market Value on the date the Option is granted (the so-called "Premium Price" Option) to encourage superior performance.

          6.2.4. Method of Exercise. Options may be exercised only by delivery to Company of a written notice of exercise (the "Notice") in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Notice, if any, and such representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased. The exercise or partial exercise of either an Option or its Tandem Right shall result in the termination of the other the extent of the number of Shares with respect to which the Option or Tandem Right is exercised.

          6.2.5. Transferability of Options. Except as otherwise provided below for Non-Qualified Stock Options, no Option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his guardian or legal representative may exercise an Option. A Participant may designate a beneficiary to exercise his or her Options after the Participant's death. At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to Company of a written stock option assignment request (the "Assignment Request") in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by Company to comply with applicable securities laws.

               6.2.6. Exercise After Certain Events.

                    i. Termination of Employment - Employee/Officer

                         (1) Incentive Stock Options.

                         (a)  Termination  of All  Services.  If for any  reason
other than permanent and total disability (as defined below) or death, a Participant Terminates employment with Company or a Subsidiary (including employment as an officer of Company or a Subsidiary), vested Incentive Stock Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three months after the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement; and (ii) 10 years from the Grant Date (five years for a 10% Stockholder).

(b) Continuation of Services as Consultant/Advisor. If a Participant granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to Company or a Subsidiary, Participant need not exercise the Incentive Stock Option within three months of termination of employment but shall be entitled to exercise within three months of termination of services to Company or the Subsidiary (one year in the event of permanent and total disability or death) but in no event beyond the expiration date of the Option as set forth in the Award Agreement. However, if Participant does not exercise within three months of termination of employment, the Option will not qualify as an Incentive Stock Option.

                         (2) Non-Qualified Stock Options.

                         (a)  Termination  of All  Services.  If for any  reason
other than permanent and total disability (as defined below) or death, a Participant Terminates employment with Company or a Subsidiary (including employment as an Officer of Company or a Subsidiary), or ceases to be a director of Company or a Subsidiary, vested Non-Qualified Stock Options held at the date of such Termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three months of the date of such Termination or ceasing to be a director, or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement; and (ii) 10 years from the Grant Date).

                         (b) Continuation of Services as Consultant/Advisor.  If
a Participant granted a Non-Qualified Stock Option Terminates employment or ceases to be a director of Company or a Subsidiary but continues as a consultant, advisor or in a similar capacity to Company or a Subsidiary, Participant need not exercise the Option within three months of Termination but shall be entitled to exercise within three months of termination of services to Company or the Subsidiary (one year in the event of permanent and total disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement; and (ii) 10 years from the Grant Date).

                    ii. Permanent Disability and Death. If a Participant becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), or dies, while employed by Company or Subsidiary (including as an officer of Company or Subsidiary), or while acting as a director of the Company or a Subsidiary, vested Options, whether Incentive Stock Options or Non-Qualified

Stock Options, then held (to the extent then exercisable) may be exercised by the Participant, the Participant's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one year after the termination of employment or ceasing to be a director because of the disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement; and (ii) 10 years from the Grant Date (five years for a 10% Stockholder)).

               6.2.7. Suspension and Cancellation of Options. In the event the Administrator reasonably believes a Participant has committed an act of misconduct including, but limited to acts specified below, the Administrator may suspend the Participant's right to exercise any Option granted hereunder pending final determination by the Board. If a Participant is determined by the Board to have: (i) committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to Company or a Subsidiary; (ii) deliberately disregarded the rules of Company or a Subsidiary which resulted in loss, damage or injury to Company or a Subsidiary; (iii) made any unauthorized disclosure of any trade secret or confidential information of Company or a Subsidiary; (iv) induced any client or customer of Company or a Subsidiary to break any contract with Company or a Subsidiary or induced any principal for whom Company or a Subsidiary acts as agent to terminate such agency relations; or (v) engaged in any substantial conduct which constitutes unfair competition with Company or a Subsidiary, neither the Participant nor his estate shall be entitled to exercise any Option hereunder. The determination of the Board shall be final and conclusive. In making its determination, the Board shall give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant's behalf. Without limiting the generality of the foregoing, the Award Agreement may provide that the Participant shall also pay to Company any gain realized by the Participant from exercising all or any portion of the Options hereunder during a period beginning six months prior to such suspension or cancellation.

The Administrator may provide in the Award Agreement that cancellation of the Option shall also apply if the Participant is determined by the Board to have
(i) engaged in any commercial activity in competition with any part of the business of Company or a Subsidiary; (ii) diverted or attempted to divert from Company or a Subsidiary business of any kind, including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors; (iii) made, or caused or attempted to cause any other person to make, any statement, either written or oral, or conveying any information about Company or a Subsidiary which is disparaging or which in any way reflects negatively upon Company or a Subsidiary; (iv) engaged in any other activity that is inimical, contrary or harmful to the interests of Company or a Subsidiary, including influencing or advising any person who is employed by or in the service of Company or a Subsidiary to leave such employment or service to compete with Company or a Subsidiary or to enter into the employment or service of any actual or prospective competitor of Company or a Subsidiary, or to have influenced or advised any competitor of Company or a Subsidiary to employ or to otherwise engage the services of any person who is employed by Company or in the service of Company, or improperly disclosed or otherwise misused any confidential information regarding Company or a Subsidiary; or (v) refused or failed to provide, upon the request of Company or a Subsidiary, a certification, in a form satisfactory to Company or a Subsidiary, that he or she is in full compliance with the terms and conditions of this Plan.

Should any provision to this Section 6.2.7. be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 6, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

         6.3.     Limitations on Grant of Incentive Stock Options.

               6.3.1. Threshold. The aggregate Fair Market Value (determined as of the Grant Date) of the Stock for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Sections 20 or 21) by such Participant under any other plan of Company or any Subsidiary, shall not exceed $100,000. For purposes of this Section 6.3.1, all Shares in excess of the $100,000 threshold shall be treated as Non-Qualified Stock Options.

               6.3.2. Compliance with Code Section 422. There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Code Section 422.

               6.3.3. Requirement of Employment. No Incentive Stock Option may be granted to any person who is not an employee of Company or a Subsidiary of Company.

7. RESTRICTED STOCK. A Restricted Stock Award is an offer by Company to sell to an Eligible Person Shares that are subject to restrictions. The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, the duration of the restrictions ("Restricted Period"), and all other terms and conditions of the Restricted Stock Award, subject to the following:

     7.1. Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Award Agreement and full payment for the Shares to Company within 30 days from the date the Award Agreement is delivered to the person. If such person does not execute and deliver the Award Agreement along with full payment for the Shares to Company within 30 days, then the offer will terminate, unless otherwise determined by the Administrator.

     7.2. Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Administrator and will be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted. Payment of the Purchase Price shall be made in accordance with Section 10 of this Plan.

     7.3. Rights of Holder; Limitations Thereon. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Participant shall be registered in the Participant's name and shall be held in custody by Company or a bank selected by the Administrator for the Participant's account. Following such registration, the Participant shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to receive dividends, if and when declared by the Board, and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Administrator shall determine, and except further that, the following restrictions shall apply:

          7.3.1. No Delivery of Certificate. The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Administrator.

          7.3.2. Forfeiture of Restricted Stock. All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Participant to such Shares of Restricted Stock shall terminate without further obligation on the part of Company, unless the Participant has remained an employee of (or non-employee Director of or active consultant providing services to) Company or any of its Subsidiaries, until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Administrator applicable to such Shares of Restricted Stock. Upon the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to Company without further action by the Participant and shall, in accordance with
Section 4.1, again be available for grant under this Plan. If the Participant paid any amount for the Shares of Restricted Stock that are forfeited, Company shall pay the Participant the lesser of the Fair Market Value of the Shares on the date they are forfeited or the amount paid by the Participant.

     7.4. Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Administrator, the restrictions applicable to such Shares of Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, a stockholders' agreement or any other agreement, to the holder of the Restricted Stock. Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional Share to the holder thereof. Concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in
Section 11 below.

     7.5. Nonassignability of Restricted Stock. Unless the Administrator provides otherwise in the Award Agreement, no grant of, nor any right or interest of a Participant in or to, any Restricted Stock, or in any instrument evidencing any grant of Restricted Stock under this Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

     7.6. Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Administrator may impose. The Administrator may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Administrator may determine.

8.   STOCK BONUSES.

     8.1. Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to Company. A Stock Bonus may be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The award may also be paid in cash, or Shares and cash, as determined by the Administrator in accordance with Section 8.3 below. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of Company and/or individual performance factors or upon such other criteria as the Administrator may determine. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.

     8.2. Terms of Stock Bonuses. The Administrator will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Award Agreement, then the Administrator will determine (i) the nature, length and starting date of any period during which performance is to be measured (the "Performance Period") for each Stock Bonus;
(ii) the performance goals and criteria to be used to measure the performance, if any; (iii) the number of Shares that may be awarded to the Participant; and

(iv) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Administrator. The Administrator may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments, as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances.

     8.3. Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Administrator may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Administrator determines.

     8.4. Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the Termination Date in accordance with the Award Agreement, unless the Administrator determines otherwise.

9.   STOCK APPRECIATION RIGHTS.

     9.1. Awards of Stock Appreciation Rights. A Stock Appreciation Right is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with
Section 9.5 below, for services rendered to Company. A Stock Appreciation Right may be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Appreciation Right may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of Company and/or individual performance factors or upon such other criteria as the Administrator may determine.

     9.2. Grant. The Administrator shall determine at the time of the grant of a Stock Appreciation Right the time period during which the Stock Appreciation Right may be exercised, which period may not commence until six months after the date of grant. A Stock Appreciation Right may be granted with or without a related Option. In the case of a related Incentive Stock Option, a payment to the Participant upon the exercise of a Tandem Right may not be more than the difference between the Fair Market Value of the Shares subject to the Incentive Stock Option on the date of grant and the Fair Market Value of the Shares on the date of exercise of the Tandem Right. The maximum number of Shares subject to Stock Appreciation Rights which can be granted under the Plan during any calendar year to any individual is 500,000 shares.

     9.3. Duration. The duration of a Stock Appreciation Right shall be set forth in the Award Agreement as determined by the Administrator. A Stock Appreciation Right that is granted as a Tandem Right shall have the same duration as the Option with which it relates.

     9.4. Exercise. A Stock Appreciation Right shall entitle a Participant to receive a number of Shares (without any payment to Company, except for applicable withholding taxes), cash, or Shares and cash, as determined by the Administrator in accordance with Section 9.5 below. If a Stock Appreciation Right is issued in tandem with an Option, except as may otherwise be provided by the Administrator, the Tandem Right shall be exercisable during the period that its related Option is exercisable. A Participant desiring to exercise a Stock Appreciation Right shall give written notice of such exercise to Company, which notice shall state the proportion of Stock and cash that the Participant desires to receive pursuant to the Stock Appreciation Right exercised subject to the discretion of the Administrator. Upon receipt of the notice from the Participant, Company shall deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 9.5 below. The date Company receives written notice of such exercise hereunder is referred to in this Section 9 as the "exercise date." The delivery of Shares or cash received pursuant to such exercise shall take place at the principal offices of Company within 30 days of the exercise date.

     9.5. Number of Shares or Amount of Cash. Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares for cash, the amount of Shares that may be issued pursuant to the exercise of a Stock Appreciation Right shall be determined by dividing: (i) the total number of Shares as to which the Stock Appreciation Right is exercised, multiplied by the amount by which the Fair Market Value of a Share on the exercise date exceeds the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right, by (ii) the Fair Market Value of a Share on the exercise date; provided, however, that fractional Shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing Shares upon the exercise of a Stock Appreciation Right, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the Stock Appreciation Right.

     9.6. Effect of Exercise. A partial exercise of a Stock Appreciation Right shall not affect the right to exercise the remaining Stock Appreciation Right from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the Stock Appreciation Right. The exercise of either an Option or Tandem Right shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or its Tandem Right is exercised.

     9.7. Transferability of Stock Appreciation Rights Generally.

          9.7.1.  Transferability of Stock  Appreciation  Rights. No Award under
Section 9 shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his guardian or legal representative may exercise an Award. A Participant may designate a beneficiary to exercise his or her Award after the Participant's death. However, the Administrator may provide for transfer of an Award without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister- in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Award pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an SAR may be made only be delivery to Company of a written SAR assignment request (the "Assignment Request") in a form approved by the administrator, stating the numbers of SARs and Shares underlying SARs requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreement regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by Company to comply with applicable securities laws.

               9.7.2. Transferability of Tandem Rights. The same transfer restriction shall apply to a Tandem Right as are applied to the corresponding Option under Section 6.2.5.

     9.8. Termination of Employment. Upon the Termination of employment or other services of a Participant, any Stock Appreciation Rights then held by such Participant shall be exercisable within the time periods, and upon the same conditions with respect to the reasons for termination of employment or other services, as are specified in Section 6.2.6. with respect to Options.

     9.9 Suspension and Cancellation of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to suspension and cancellation under the same conditions as are specified in Section 6.2.7 with respect to Options.

10.  PAYMENT FOR SHARE PURCHASES.

     10.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the discretion of the Administrator and where permitted by law, as follows:

          10.1.1. Cancellation of Indebtedness. By cancellation of indebtedness of Company to the Participant.

          10.1.2. Surrender of Shares. By surrender of shares of Stock of Company that either: (1) have been owned by the Participant for more than six months (and, if such shares were purchased from Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market.

          10.1.3. Promissory Note. By tender of a full recourse promissory note having such terms as may be approved by the Administrator but in any event the note shall (i) bear interest at a rate sufficient to avoid imputation of income under Code Sections 483 and 1274; (ii) be for a term of not more than five years; (iii) require the pledge of the Option Stock as collateral; and (iv) require regular interest payments, provided, however, that Participants who are not employees or directors of Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares.

          10.1.4. Sale or Margin Commitments. With respect only to purchases upon exercise of an Option, and provided that a public market for Company's stock exists:

               i. Sale. Through a "same day sale" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to Company; or

               ii. Margin. Through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to Company.

          10.1.5. Cashless Exercise. By forfeiture of Option shares equal to the value of the exercise price pursuant to a so-called "immaculate cashless exercise."

          10.1.6. Combination of Methods. By any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

The Administrator may provide, in an Award Agreement or otherwise, that a Participant who exercises an Option and pays the Exercise Price in whole or in part with Stock then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option

("Reload Option"). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Stock that has been owned by the Participant for at least the preceding six months.

     10.2. Loan Guarantees. At its sole discretion, the Administrator may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by Company of a third-party loan to the Participant.

11.  WITHHOLDING TAXES.

     11.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to an "immaculate cashless exercise," Company may require the Participant to remit to Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the disposition by a Participant or other person of Awards of Shares of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-Qualified Stock Option, Company shall have the right to require such Participant or such other person to pay by cash, or check payable to Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date").

     11.2. Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (i) directing Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Option; or (ii) delivering to Company shares of Stock owned by the Participant (other than in connection with an option exercise triggering withholding taxes within the last six months). The shares of Stock so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

12. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of Company will be subject to the same restrictions as the Restricted Stock. Subject to Sections 19 and 20, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Participant.

13. TRANSFERABILITY. Unless otherwise provided, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant.

14. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

15. ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with Company or an agent designated by Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with Company all or part of the Shares so purchased as collateral to secure the payment of such Participant's obligation to Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

16. EXCHANGE AND BUYOUT OF AWARDS. The Administrator may, at any time or from time to time, authorize Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

17. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that Company determines to be necessary or advisable. Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Award shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

18.  RIGHTS OF EMPLOYEES.

     18.1. No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, Company or to limit in any way the right of Company to terminate such Participant's employment or other relationship at any time, with or without cause.

     18.2. Compliance with Code Section 162(m). At all times when the Administrator determines that compliance with Code Section 162(m) is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may, subject to this Section 18, make any adjustments it deems appropriate.

19. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Awards shall not affect Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Shares shall be adjusted pursuant to Section 4.2.

20.  DISSOLUTION, LIQUIDATION, MERGER.

     20.1. Company Not the Survivor. In the event of a dissolution or liquidation of Company, a merger, consolidation, combination or reorganization in which Company is not the surviving corporation, or a sale of substantially all of the assets of Company (as determined in the sole discretion of the Board of Directors), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the exercise price of the Award or negotiate to have such option assumed by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of Company, Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised or negotiated to have such Award assumed by the surviving corporation. See Section 21.1 with respect to acceleration in vesting in the event of a merger, consolidated, combination or reorganization in which Company is not the surviving corporation.

     20.2. Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when Company shall be deemed to survive for purposes of this Plan.

21.  CHANGE OF CONTROL.

     21.1. Definition. If there is a "change of control" in Company, all outstanding Awards shall fully vest immediately upon Company's public announcement of such a change. A "change of control" shall mean an event involving one transaction or a related series of transactions, in which (i) Company issues securities equal to 35% or more of Company's issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a "group" within the meaning of SEC Exchange Act Rule 13d-3; (ii) Company issues voting securities equal to 35% or more of the issued and outstanding voting stock of Company in connection with a merger, consolidation other business combination; (iii) Company is acquired in a merger, consolidation, combination or reorganization in which Company is not the surviving company; or (iv) all or substantially all of Company's assets are sold or transferred. The Administrator, in its discretion, may adjust the percentage of securities Company may issue to constitute a change of control under (i) and (ii) in an individual Option Agreement.

     21.2. Limitation on Awards. Notwithstanding any other provisions of this Plan and unless provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from Company, would constitute a "parachute payment" (as defined in Code Section 280G), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Code Section 4999.

22. TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding Awards without such person's consent not unreasonably withheld. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Stockholders even if such approval is not expressly required by this Plan or by law.

23. DEFERRALS. The Administrator may permit a Participant to defer to another plan or program such Participant's receipt of Shares or cash that would otherwise be due to such Participant by virtue of the exercise of an Option, the exercise of a Stock Appreciation Right, the vesting of Restricted Stock or the earning of a Stock Bonus. If any such deferral election is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

24. GOVERNING LAW. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of Delaware.

25. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

     25.1 "Award" means, individually and collectively, any award under this Plan, including any Option, Restricted Stock, a Stock Appreciation Right or Stock Bonus.

     25.2 "Award Agreement" means, with respect to each Award, the signed written agreement between Company and the Participant setting forth the terms and conditions of the Award.

     25.3 "Board" means the Board of Directors of Company.

     25.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     25.5 "Committee" means the Committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

     25.6 "Company" means Onsite Energy Corporation, a Delaware corporation and its subsidiaries, or any successor corporation.

     25.7 "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

     25.8 "Effective Date" has the meaning set forth in Section 2.

     25.9 "Eligible Person" means, in the case of the grant of an Incentive Stock Option, all employees of Company or a Subsidiary and, in the case of a Non-Qualified Stock Option, Restricted Stock, Stock Appreciation Right and Stock Bonus, any director, officer or employee of Company or a Subsidiary or other person who, in the opinion of the Board, is rendering valuable services to
Company or a Subsidiary, including without limitation, an independent contractor, outside consultant, or advisor to Company or a Subsidiary.

     25.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

     25.11 "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

     25.12 "Fair Market Value" means (i) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such Stock; (ii) if the Stock is not listed or admitted to trade on a national securities exchange, the closing price for the Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not reported on the National Market System, the mean between the closing bid and asked prices for the stock on such date, as furnished by the NASD, and if no bid and asked prices are quoted on such date, the bid and asked prices on the next preceding day on which such prices were quoted; and (iv) if the stock is not reported on the National Market System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value established by the Administrator for purposes of granting options under this Plan.

     25.13 "Incentive Stock Option" means an option, which is an option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

     25.14 "Named Executive Officer" means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined under in the regulations promulgated under Code Section 162(m), or any successor statute.

     25.15 "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers.

     25.16 "Non-Qualified Stock Option" means an option, that is designated a Non-Qualified Stock Option.

     25.17 "Officer" means an officer of Company and an officer who is subject to Section 16 of the Exchange Act.

     25.18 "Outside Director" means any director who is not (i) a current employee of Company; (ii) a former employee of Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (iii) a current or former officer of Company; or (iv) currently receiving compensation for personal services in any capacity, other than as a director, from Company; as may otherwise be defined in regulations promulgated under Section 162(m) of the Code.

     25.19 "Option" means an award of an option to purchase  Shares  pursuant to
Section 6.

     25.20 "Optionee" means the holder of an Option.

     25.21 "Participant" means a person who receives an Award under this Plan.

     25.22 "Plan" means this 2001 Equity Incentive Plan, as amended from time to time.

     25.23 "Restricted Stock Award" means an award of Shares pursuant to Section 7.

     25.24 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

     25.25 "SEC" means the Securities and Exchange Commission.

     25.26 "Securities Act" means the Securities Act of 1933, as amended from time to time.

     25.27 "Shares" means shares of Stock reserved for issuance under this Plan, as adjusted pursuant to Section 4, and any successor security.

     25.28 "Stock" means Class A Common Stock, $.001 par value, of Company, and any successor entity.

     25.29 "Stock Appreciation Right" or "SAR" means the right, granted by the Administrator pursuant to this Plan, to receive a payment equal to the increase in the Fair Market Value of a Share of Stock subsequent to the grant of such Award.

     25.30 "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

     25.31 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     25.32 "Tandem Right" means a Stock Appreciation Right that is granted in relation to a particular Option and that can be exercised only upon surrender to Company, unexercised, of that portion of the Option to which the Stock Appreciation Right relates.

     25.33 "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave; (ii) military leave; or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Award while on leave from the employ of Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

     25.34 "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

     25.35 "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

     25.36  "Vesting  Date" means the date on which an Award  becomes  wholly or
partially   exercisable,   as  determined  by  the  Administrator  in  its  sole
discretion.

Class A Common Stock                                             PROXY

                            ONSITE ENERGY CORPORATION
         2001 Annual Meeting of Stockholders To Be Held December 6, 2001
           This proxy is solicited on behalf of the Board of Directors

Revoking any such prior appointment, the undersigned, a stockholder of Onsite Energy Corporation ("Onsite"), hereby appoints Charles C. McGettigan and Richard
T. Sperberg, and each of them (collectively, the "Proxies"), attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Class A Common Stock of the undersigned in Onsite at the 2001 Annual Meeting of Stockholders of Onsite to be held at the Grand Pacific Palisades Resort, 5805 Armada Drive, Carlsbad, CA 92009, on December 6, 2001, at 8:00 a.m. (Pacific Standard Time), and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that the Proxies or their substitutes may lawfully do in place of the undersigned as indicated below. In their discretion, the Proxies also are authorized to vote upon such other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is indicated for a proposal, this proxy will be voted FOR Proposal Nos. 1, 2 and 3.

1.   Election of Directors: Nominees


                                For                     Withhold


  Charles C. McGettigan         ---                        ---


  Richard T. Sperberg           ---                        ---


2. Proposal to approve the adoption of the Onsite Energy Corporation 2001 Equity Incentive Plan.

            FOR                      AGAINST                      ABSTAIN
                    ---                               ---                  ---

3. Proposal to ratify the selection of Swenson Advisors, LLP, as Onsite's independent auditors.

            FOR                      AGAINST                      ABSTAIN
                    ---                               ---                  ---


4. Upon any other matters that may properly come before the meeting or any adjournments thereof.


YOUR VOTE IS IMPORTANT!

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


---------------------------                -------------------------  ----
Signature                                  Signature                  Date

Series C Convertible Preferred Stock                             PROXY

                            ONSITE ENERGY CORPORATION
         2001 Annual Meeting of Stockholders To Be Held December 6, 2001
           This proxy is solicited on behalf of the Board of Directors


Revoking any such prior appointment, the undersigned, a stockholder of Onsite Energy Corporation ("Onsite"), hereby appoints Charles C. McGettigan and Richard
T. Sperberg, and each of them (collectively, the "Proxies"), attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Series C Convertible Preferred Stock of the undersigned in Onsite at the 2001 Annual Meeting of Stockholders of Onsite to be held at the Grand Pacific Palisades Resort, 5805 Armada Drive, Carlsbad, CA 92009, on December 6, 2001, at 8:00 a.m. (Pacific Standard Time), and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that the Proxies or their substitutes may lawfully do in place of the undersigned as indicated below. In their discretion, the Proxies also are authorized to vote upon such other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is indicated for a proposal, this proxy will be voted FOR Proposal Nos. 1, 2 and 3.

1.   Election of Directors.

FOR all nominees listed below _____      AGAINST all nominees listed below _____
(except as marked to the contrary below)

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)


      Charles C. McGettigan                            Richard T. Sperberg

2. Proposal to approve the adoption of the Onsite Energy Corporation 2001 Equity Incentive Plan.


  FOR  _____                       AGAINST _____                   ABSTAIN _____


3. Proposal to ratify the selection of Swenson Advisors, LLP, as Onsite's independent auditors.


  FOR  _____                       AGAINST _____                   ABSTAIN _____

4. Upon any other matters that may properly come before the meeting or any adjournments thereof.



                                   Please sign exactly as name appears below.

 Dated:     _______________,   2001


                    ----------------------------------------------------------
                    Signature

                    ----------------------------------------------------------

                    When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

Series E Convertible Preferred Stock                                     PROXY

                            ONSITE ENERGY CORPORATION
        2001 Annual Meeting of Stockholders To Be Held December 6, 2001
          This proxy is solicited on behalf of the Board of Directors

Revoking any such prior appointment, the undersigned, a stockholder of Onsite Energy Corporation ("Onsite"), hereby appoints Charles C. McGettigan and Richard
T. Sperberg, and each of them (collectively, the "Proxies"), attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Series E Convertible Preferred Stock of the undersigned in Onsite at the 2001 Annual Meeting of Stockholders of Onsite to be held at the Grand Pacific Palisades Resort, 5805 Armada Drive, Carlsbad, CA 92009, on December 6, 2001, at 8:00 a.m. (Pacific Standard Time), and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that the Proxies or their substitutes may lawfully do in place of the undersigned as indicated below. In their discretion, the Proxies also are authorized to vote upon such other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is indicated for a proposal, this proxy will be voted FOR Proposal Nos. 1, 2 and 3.

1.   Election of Directors.

FOR all nominees listed below _____      AGAINST all nominees listed below _____
(except as marked to the contrary below)

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)


      Charles C. McGettigan                            Richard T. Sperberg

2. Proposal to approve the adoption of the Onsite Energy Corporation 2001 Equity Incentive Plan.


  FOR  _____                       AGAINST _____                   ABSTAIN _____


3. Proposal to ratify the selection of Swenson Advisors, LLP, as Onsite's independent auditors.


  FOR  _____                       AGAINST _____                   ABSTAIN _____

4. Upon any other matters that may properly come before the meeting or any adjournments thereof.



                                   Please sign exactly as name appears below.

 Dated:     _______________,   2001


                    ----------------------------------------------------------
                    Signature

                    ----------------------------------------------------------

                    When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     Please mark, sign, date and return the proxy card promptly using the enclosed envelope.